                                                                     EXHIBIT 4.1



================================================================================

                                CREDIT AGREEMENT


                            DATED AS OF MAY 19, 2000


                                  BY AND AMONG


                             DELTA AIR LINES, INC.,


        EACH OF THE FINANCIAL INSTITUTIONS INITIALLY A SIGNATORY HERETO,
         TOGETHER WITH THOSE ASSIGNEES PURSUANT TO SECTION 10.6 HEREOF,


                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,
                            as Letter of Credit Bank,

                                       AND

                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,
                                    as Agent


================================================================================




                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             as Documentation Agent,


                        CREDIT LYONNAIS, NEW YORK BRANCH
                              as Syndication Agent

                                       AND

                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,
                                   as Arranger

                                TABLE OF CONTENTS

ARTICLE I                  DEFINITIONS............................................................................1

       Section 1.1.        Definitions............................................................................1

ARTICLE II                 AMOUNT AND TERMS OF CREDIT............................................................11

       Section 2.1.        Letter of Credit......................................................................11
       Section 2.2.        Method of Issuance of Amendments to the Letter of Credit..............................12
       Section 2.3.        Letter of Credit Reimbursement........................................................13
       Section 2.4.        Letter of Credit Bank.................................................................15
       Section 2.5.        Loans.................................................................................15
       Section 2.6.        Notice and Place of Borrowing for Loans...............................................16
       Section 2.7.        Evidence of Indebtedness..............................................................16
       Section 2.8.        Interest..............................................................................17
       Section 2.9.        Place of Payment......................................................................18
       Section 2.10.       Voluntary Prepayment..................................................................18
       Section 2.11.       Pro Rata Treatment....................................................................18
       Section 2.12.       Initial Determination of Interest Rate and Conversion of
                             Loans Between Eurodollar Rate and Base Rate.........................................18
       Section 2.13.       Failure to Borrow.....................................................................19
       Section 2.14.       Fees..................................................................................19
       Section 2.15.       Termination of Credit Facility........................................................19
       Section 2.16.       Optional Reductions of Commitment.....................................................20
       Section 2.17.       Substitution of Banks.................................................................20
       Section 2.18.       Capital Requirements..................................................................23
       Section 2.19.       Change in Control.....................................................................24
       Section 2.20.       Administration Fees...................................................................24

ARTICLE III                CONDITIONS TO EFFECTIVENESS OF AGREEMENT, FOR
                           BORROWINGS AND ISSUANCE OF LETTER OF CREDIT...........................................24

       Section 3.1.        Effectiveness, Initial Borrowing and Issuance of Letter of Credit.....................24
       Section 3.2.        All Borrowings........................................................................26

ARTICLE IV                 REPRESENTATIONS AND WARRANTIES........................................................27

       Section 4.1.        Organization; Standing, Etc...........................................................27
       Section 4.2.        Authorization; No Violation...........................................................27
       Section 4.3.        Enforceability........................................................................27
       Section 4.4.        Financial Statements..................................................................27
       Section 4.5.        Litigation............................................................................28
       Section 4.6.        Business; Status as Air Carrier.......................................................28
       Section 4.7.        Funded Debt...........................................................................28
       Section 4.8.        Title to Properties, Etc..............................................................28

       Section 4.9.        Tax Returns and Payments..............................................................28
       Section 4.10.       Use of Proceeds.......................................................................29
       Section 4.11.       Governmental Regulation...............................................................29
       Section 4.12.       Subsidiaries..........................................................................29
       Section 4.13.       ERISA.................................................................................29
       Section 4.14.       Environmental Matters.................................................................29

ARTICLE V                  AFFIRMATIVE COVENANTS.................................................................30

       Section 5.1.        Insurance.............................................................................30
       Section 5.2.        Payment of Taxes......................................................................30
       Section 5.3.        Financial Statements..................................................................30
       Section 5.4.        Maintenance of Equipment..............................................................31
       Section 5.5.        Inspection............................................................................31
       Section 5.6.        Security..............................................................................31
       Section 5.7.        Notice of Any Default or Event of Default.............................................31
       Section 5.8.        ERISA Reporting Requirements..........................................................32
       Section 5.9.        Ratings...............................................................................32

ARTICLE VI                 NEGATIVE COVENANTS....................................................................32

       Section 6.1.        Liens.................................................................................32
       Section 6.2.        Debt..................................................................................33
       Section 6.3.        Mergers; Disposition of Assets........................................................33
       Section 6.4.        Leases................................................................................33

ARTICLE VII                DEFAULTS..............................................................................34

       Section 7.1.        Events of Default.....................................................................34

ARTICLE VIII               YIELD PROTECTION......................................................................36

       Section 8.1.        Increased Cost of Eurodollar Rate Loans...............................................36
       Section 8.2.        Change of Law.........................................................................38
       Section 8.3.        Funding Losses........................................................................38
       Section 8.4.        Increased Cost of Maintaining Letter of Credit........................................38
       Section 8.5.        Mandatory Repayment or Conversion on Certain Events...................................39
       Section 8.6.        Survival..............................................................................39

ARTICLE IX                 THE AGENT.............................................................................39

       Section 9.1.        Authorization and Action..............................................................39
       Section 9.2.        Agent's Reliance, Etc.................................................................40
       Section 9.3.        Agent and Affiliates..................................................................40
       Section 9.4.        Representations of the Banks..........................................................40
       Section 9.5.        Events of Default.....................................................................41
       Section 9.6.        Right to Indemnity....................................................................41
       Section 9.7.        Indemnification.......................................................................41
       Section 9.8.        Successor Agent.......................................................................41

ARTICLE X                  MISCELLANEOUS.........................................................................42

       Section 10.1.       Rights and Remedies...................................................................42
       Section 10.2.       Notice................................................................................42
       Section 10.3.       Expenses, Indemnification, Etc........................................................43
       Section 10.4.       Amendments to This Agreement and the Notes............................................45
       Section 10.5.       Agreement as to Right of Set-off, Sharing of Losses...................................45
       Section 10.6.       Successors and Assigns; Participations................................................46
       Section 10.7.       Holidays..............................................................................47
       Section 10.8.       Governing Law; Submission to Jurisdiction; Venue......................................47
       Section 10.9.       Right of Setoff.......................................................................47
       Section 10.10.      Execution and Effective Date..........................................................47
       Section 10.11.      Representations of Banks..............................................................47
       Section 10.12.      Severability..........................................................................48
       Section 10.13.      Entire Agreement......................................................................48


Exhibit A      Form of Note
Exhibit B-1    Form of Notice and Agreement Regarding Addition of Bank
Exhibit B-2    Form of Agreement of Existing Bank to Replace Replaced Bank
Exhibit C      Form of Assignment and Assumption Agreement
Exhibit D      Form of Letter of Credit
Exhibit E-1    Form of Opinion of General, Associate or Assistant General
                 Counsel
Exhibit E-2    Form of Opinion of Davis Polk & Wardwell

Schedule I     Funded Debt of the Company
Schedule II    Subsidiaries of the Company
Schedule III   Certain Excluded Guaranty Liabilities

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT dated as of May 19, 2000 (as amended, supplemented or otherwise modified, this "Agreement") by and among DELTA AIR LINES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), each of the financial institutions initially a signatory hereto together with those assignees pursuant to Section 10.6 hereof (collectively, the "Banks" and each individually, a "Bank"), BAYERISCHE HYPO- UND VEREINSBANK AG, New York Branch, as Letter of Credit Bank and BAYERISCHE HYPO- UND VEREINSBANK AG, New York Branch, in its capacity as agent for the Banks (the "Agent").


                                    ARTICLE I


                                   DEFINITIONS

         Section 1.1. Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

                  "Agent" shall mean Bayerische Hypo- und Vereinsbank AG, New York Branch in its capacity as agent for the Banks; provided, however, that if Bayerische Hypo- und Vereinsbank AG, New York Branch shall have resigned or been removed as Agent, then "Agent" shall mean the bank selected as Agent pursuant to the provisions of Section 9.8 hereof.

                  "Airline Subsidiary" shall mean Comair, Inc., Atlantic Southeast Airlines, Inc. and any other Subsidiary of the Company holding an airline operating certificate issued by the Federal Aviation Administration of the United States under FAR Part 121.

                  "Applicable Letter of Credit Fee" shall mean, as of any date of determination, the percentage rate set forth below corresponding to the long term senior unsecured debt rating of the Company, as rated by S&P (the "S&P Rating") and Moody's (the "Moody's Rating"; each of the S&P Rating and the Moody's Rating referred to herein as a "Rating"):

         ---------------------- ----------------- --------------- ----------------- --------------- ----------------
         Senior Unsecured       Level 1           Level 2         Level 3           Level 4         Level 5
         Debt Rating (S&P's     BBB+ or higher    BBB or Baa2     BBB- or Baa3      BB+ or Ba1      BB or lower or
         rating followed by     or Baal or                                                          Ba2 or lower
         Moody's rating)        higher
         ---------------------- ----------------- --------------- ----------------- --------------- ----------------
         Applicable Letter of
         Credit Fee                  0.625%           0.750%           0.875%           1.250%          1.500%
         ---------------------- ----------------- --------------- ----------------- --------------- ----------------

         The Agent shall determine the Applicable Letter of Credit Fee from time to time in accordance with the above table and notify the Company and the Banks of such determination from time to time. In the event the S&P Rating and the Moody's Rating correspond to different levels on the above table resulting in different Applicable Letter of Credit Fee determinations, the following provisions shall apply. In the event the S&P Rating and the Moody's Rating differ by one level, the Applicable Letter of Credit Fee shall be that corresponding to the higher Rating. For example, a "BBB+" S&P Rating and a "Baa2" Moody's Rating would result in an Applicable Letter of Credit Fee equal to 0.625%. In the event the S&P Rating and the Moody's Rating differ by two levels, the Applicable Letter of Credit Fee shall be that corresponding to that level which is in between the two applicable levels. For example, a "BBB" S&P Rating and a "Ba1" Moody's Rating would result in an Applicable Letter of Credit Fee equal to 0.875%. In the event the S&P Rating and the Moody's Rating differ by three levels, the Applicable Letter of Credit Fee shall be that corresponding to the level immediately below the higher of such Ratings. For example, a "BBB+" S&P Rating and a "Ba1" Moody's Rating would result in an Applicable Letter of Credit Fee equal to 0.750%. In the event the S&P Rating and Moody's Rating differ by four levels (i.e. a ratings split between level 1 and level 5), the Applicable Letter of Credit Fee shall be that corresponding to level 4 (i.e. a "BBB+" S&P Rating and a "Ba2" Moody's Rating would result in an Applicable Letter of Credit Fee equal to 1.25%).

         In the event only one rating agency exists or continues rating the Company's long term senior unsecured debt, such agency's rating shall be used for purposes of the above table. In the event: (i) neither agency exists or continues rating the Company's long term senior unsecured debt or (ii) the Company no longer has any outstanding long term senior unsecured debt to be rated, the Applicable Letter of Credit Fee for the first 90 days after such occurrence shall be the Applicable Letter of Credit Fee in effect as determined above immediately prior to such occurrence. During such 90-day period, the Agent and the Company shall negotiate in good faith to agree upon a new pricing grid or other appropriate pricing terms. Any such new grid or pricing terms shall be approved by the Banks. In the event the Agent, the Company and the Banks cannot agree upon such new pricing grid or pricing terms by the end of such 90-day period, the Applicable Letter of Credit Fee shall be that corresponding to level 5 of the above table for the remainder of the term of the Agreement. Any necessary adjustment in the Applicable Letter of Credit Fee pursuant to the terms hereof shall become effective immediately upon any change in Rating.

                  "Applicable Margin" shall mean, with respect to any Loan and for any day during which such Loan is outstanding, the percentage amount set forth in the table below opposite the applicable period during which such day occurs and under the rating category applicable to the Company's S&P Rating and Moody's Rating for such day:

         ---------------------- ----------------- --------------- ----------------- ---------------- ---------------
         Senior Unsecured       Level 1           Level 2         Level 3           Level 4          Level 5
         Debt Ratings (S&P's
         rating followed by     BBB+ or higher    BBB or Baa2     BBB- or Baa3      BB+ or Ba1       BB or lower
         Moody's rating)        or Baa1 or                                                           or Ba2 or
                                higher                                                               lower
         ---------------------- ------------------------------------------------------------------------------------
         For Eurodollar Rate
         Loans
         ---------------------- ------------------------------------------------------------------------------------
         Up to and including          .75%            .875%            1.00%            1.375%           1.625%
         90 days
         ---------------------- ----------------- --------------- ----------------- ---------------- ---------------
         91 days to and              1.00%            1.125%           1.25%            1.625%           1.875%
         including 180 days
         ---------------------- ----------------- --------------- ----------------- ---------------- ---------------
         More than 180 days          1.25%            1.375%           1.50%            1.875%           2.125%
         ---------------------- ------------------------------------------------------------------------------------
         For Base Rate Loans
         ---------------------- ------------------------------------------------------------------------------------
         Up to and including            0%                0%              0%             .375%            .625%
         90 days
         ---------------------- ----------------- --------------- ----------------- ---------------- ---------------
         91 days to and                 0%             .125%            .25%             .625%            .875%
         including 180 days
         ---------------------- ----------------- --------------- ----------------- ---------------- ---------------
         More than 180 days           .25%             .375%            .50%             .875%           1.125%
         ---------------------- ----------------- --------------- ----------------- ---------------- ---------------

         The Agent shall determine the Applicable Margin from time to time in accordance with the above table and notify the Company and the Banks of such determination from time to time. In the event the S&P Rating and the Moody's Rating correspond to different levels on the above table resulting in different Applicable Margin determinations, the following provisions shall apply. In the event the S&P Rating and the Moody's Rating differ by one level, the Applicable Margin shall be that corresponding to the higher Rating. For example, a "BBB+" S&P Rating and a "Baa2" Moody's Rating would result in an Applicable Margin equal to 1.00% for a Loan that has been outstanding for 95 days and which is then bearing interest at a Eurodollar Rate. In the event the S&P Rating and the Moody's Rating differ by two levels, the Applicable Margin shall be that corresponding to that level which is in between the two applicable levels. For example, a "BBB" S&P Rating and a "Bal" Moody's Rating would result in an Applicable Margin equal to 1.25% for a Loan that has been outstanding for 95 days and which is then bearing interest at a Eurodollar Rate. In the event the S&P Rating and the Moody's Rating differ by three levels, the Applicable Margin shall be that corresponding to the level immediately below the higher of such Ratings. For example, a "BBB+" S&P Rating and a "Ba1" Moody's Rating would result in an Applicable Margin equal to 1.125% for a Loan that has been outstanding for 95 days and which is then bearing interest at a Eurodollar Rate. In the event the S&P Rating and the Moody's Rating differ by four levels (i.e. a ratings split between level 1 and level 5), the Applicable Margin shall be that corresponding to level 4 (i.e. a "BBB+" S&P Rating and a "Ba2" Moody's Rating would result in an Applicable Margin equal to 1.625% for a Loan that has been outstanding for 95 days and which is then bearing interest at a Eurodollar Rate.)

         In the event only one rating agency exists or continues rating the Company's long term senior unsecured debt, such agency's rating shall be used for purposes of the above table. In the event: (i) neither agency exists or continues rating the Company's long-term senior unsecured debt or (ii) the Company no longer has any outstanding long term senior unsecured debt to be rated, the Applicable Margin for the first 90 days after such occurrence shall be the Applicable Margin in effect as determined using the foregoing provisions immediately prior to such occurrence. During such 90-day period, the Agent and the Company shall negotiate in good faith to agree upon a new pricing grid or other appropriate pricing terms. Any such new grid or pricing terms shall be approved by the Banks. In the event the Agent, the Company and the Banks cannot agree upon such new pricing grid or pricing terms by the end of such 90-day period, the Applicable Margin shall be that corresponding to level 5 of the above table for the remainder of the term of this Agreement. Any necessary adjustment in the Applicable Margin pursuant to the terms hereof shall become effective immediately upon any change in a Rating.

                  "Available Commitment" shall mean, on any date, the Total Commitments of the Banks in effect on such date minus the sum of: (i) the Issued Amount of the Letter of Credit on such date, (ii) the aggregate outstanding principal amount of Loans on such date, and (iii) any Reimbursement Obligations unpaid on such date.

                  "Base Rate" shall mean for any day the greater of:

                  (i) the rate of interest announced by Bayerische Hypo-und Vereinsbank AG, New York Branch from time to time as its prime commercial rate, or equivalent, for United States Dollar loans to borrowers located in the United States, with any change in the Base Rate resulting from a change in such prime commercial rate to be effective as of the date of the relevant change in such prime commercial rate; and

                  (ii) the sum of (x) the rate for that day set forth opposite the caption "Federal Fund (effective)" in the daily statistical release designated as "Composite 3:30 P.M. Quotations for U.S. Government Securities," or any successor publication, published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, the rate determined by the Agent (based on quotations received from two or more Federal funds dealers of recognized standing) to be the prevailing rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at approximately 9:00 a.m. (New York time) (or as soon thereafter as is practicable) on such day for the purchase at face value of overnight Federal funds in an amount approximately equal to the principal amount owed to Bayerische Hypo- und Vereinsbank AG, New York Branch for which such rate is being determined, plus (y) 1/2 of 1% (0.50%).

                  "Base Rate Loan" shall mean any Loan which bears interest at the Base Rate plus the Applicable Margin.

                  "Business Day" shall mean any day during which the Main Office of the Agent is scheduled to be open for the conduct of its banking business and during which banks located in New York, New York are open for the conduct of banking business.

                  "Change in Control" shall be deemed to have occurred if (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing fifty percent (50%) or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency, or (ii) during any period of up to twelve (12) consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such twelve (12) month period were directors of the Company shall cease for any reason (other than death, mental or physical disability, or retirement) to constitute a majority of the board of directors of the Company.

                  "Change in Control Collateral" shall have the meaning set forth in Section 2.19.

                  "Commitment" of any Bank shall mean the amount set forth opposite such Bank's name on the appropriate signature page hereof or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case as the same may be reduced or increased from time to time in accordance with the terms of this Agreement.

                  "Convertible Subordinated Debt" shall mean any debt of the Company convertible into shares of any or all classes of stock of the Company and containing, or issued under agreements or indentures containing, provisions effectively subordinating the same to the debt created by this Agreement.

                  "Credit Facility" shall mean the credit facility extended to the Company by the Banks pursuant hereto.

                  "Current Debt" shall mean any obligation for borrowed money (including notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money) payable on demand or within a period of one year from the date of the creation thereof.

                  "Default" shall mean any of the events specified in paragraphs
         (a) through (i) of Section 7.1 hereof, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

                  "Dollar" and "$" shall mean lawful money of the United States of America.

                  "Downgrade Collateral Account" shall have the meaning set forth in Section 2.17.1.

                  "Downgraded Bank" shall have the meaning set forth in Section 2.17.1(b).

                  "Drawing" shall mean a drawing by the beneficiary under the Letter of Credit.

                  "Effective Date" shall mean the date upon which: (i) all of the conditions of Section 3.1 hereof have been satisfied and (ii) the Company has paid to each Bank the fee required by Section 3.1(j) hereof.

                  "Equity" shall mean the sum of: (i) the par value (or value stated on the books of the Company) of the capital stock of all classes of the Company (other than the Company's Series B ESOP Convertible Preferred Stock), (ii) the amount of additional paid-in capital and reinvested earnings of the Company, (iii) the amount of taxes deferred and unamortized investment tax credits under Sections 167 and 168 of the Internal Revenue Code or similar provisions of any applicable tax law and carried on the balance sheet under those captions, (iv) the amount of any gain on the sale and leaseback of assets which is deferred pursuant to GAAP, (v) the principal amount of any Convertible Subordinated Debt outstanding, (vi) the amount of any postretirement benefits (other than pensions) of the Company accrued in accordance with the Statement of Financial Accounting Standards No. 106 (Financial Accounting Standard Board 1990) and GAAP and classified as long term liabilities on the balance sheet of the Company, and (vii) the difference between (a) the stated and liquidation value of the Company's Series B ESOP Convertible Preferred Stock and (b) the unearned compensation under the Company's employee stock ownership plan; minus (viii) the unrealized loss on noncurrent marketable equity securities, net of any deferred tax benefits, and minus (ix) treasury stock at cost.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

                  "ESOP Notes" shall mean the $290,194,981 original aggregate principal amount of Series C Guaranteed ESOP Notes due 2009 issued pursuant to the several Note Purchase Agreements, each dated February 22, 1990, and each as amended by Amendment No. 1 thereto dated as of July 27, 1999, among Fidelity Management Trust Company, a Massachusetts corporation, in its capacity as trustee of the Delta Family-Care Savings Plan and the trust established thereunder, as issuer, the Company, as Guarantor, and the respective purchasers named therein of which $290,194,981 in aggregate principal amount are outstanding on the Effective Date.

                  "Eurodollar Business Day" shall mean any day on which banks are scheduled to be open for business and quoting interest rates for Dollar deposits on the London interbank market and which is also a Business Day.

                  "Eurodollar Lending Office" shall mean with respect to each Bank the office of such Bank identified as such from time to time to the Agent and the Company as the office of such Bank or of its affiliate at which the Eurodollar Rate Loans held by such Bank are to be maintained.

                  "Eurodollar Rate" shall mean a rate per annum determined by Agent pursuant to the following formula:

                           Eurodollar Rate = LIBOR plus Applicable Margin.

                  "Eurodollar Rate Loan" shall mean any Loan which bears interest at the Eurodollar Rate.

                  "Event of Default" shall mean any one of the events specified in paragraphs (a) through (i) of Section 7.1 hereof, provided that any requirement for notice or lapse of time or other condition contained therein has been satisfied.

                  "Federal Funds Rate" shall mean the fluctuating interest rate per annum described in clause (ii) of the definition of Base Rate in
         Section 1.1 hereof.

                  "Fee Letter" shall mean the letter from Bayerische Hypo- und Vereinsbank AG, New York Branch, to the Company dated April 28, 2000 as modified by the May 12, 2000 letter supplemental thereto.

                  "Funded Debt" shall mean any obligation for borrowed money or the deferred purchase price of property, or any obligation arising under a capital lease, other than Convertible Subordinated Debt, payable more than one year from the date of the creation thereof which, under GAAP in effect from time to time, is shown on the balance sheet of the obligor as a liability; provided that any obligation shall be treated as Funded Debt, regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one (1) year after the date of the creation of such obligation or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America applied on a consistent basis, as in effect from time to time.

                  "Immediate Replacement Event" shall mean a change in any law, rule, or regulation, or any change in the interpretation or administration thereof, or, a new law, rule, or regulation, having any of the consequences specified in Section 8.1 hereof.

                  "Indenture" shall mean the Indenture of Trust dated as of August 1, 1993 among the Trustee, the Company and Fidelity Management Trust Company, ESOP Trustee relating to the ESOP Notes, as amended or supplemented from time to time.

                  "Interest Period" shall mean for each Eurodollar Rate Loan, the period beginning on the date of such Loan and ending one month later and thereafter the period beginning on a date of conversion thereof or on the last day of an immediately preceding Interest Period for such Loan and ending one, two, three, or six months later, as specified in the notice given by the Company to the Agent; provided, however, that if the last day of any Interest Period would fall on a day which is not a Eurodollar Business Day that Interest Period shall be extended to the next succeeding day which is a Eurodollar Business Day, unless the result of such extension would be to carry such Interest Period to the next succeeding calendar month in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day, further provided that any Interest Period that would extend beyond the Termination Date shall end on such date.

                  "Interest Rate" shall mean:

                           (a) With respect to a Eurodollar Rate Loan, the Eurodollar Rate; and

                           (b) With respect to a Base Rate Loan, the Base Rate plus the Applicable Margin.

                  "Issued Amount" shall mean the amount available to be drawn by the beneficiary under the Letter of Credit outstanding under this Agreement from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of the Letter of Credit and this Agreement.

                  "Letter of Credit" shall mean the irrevocable transferable direct pay letter of credit issued by the Letter of Credit Bank for the account of the Company in favor of the Trustee, in the form of Exhibit D hereto, as amended from time to time, and any letter of credit issued by the Letter of Credit Bank in substitution therefor, in each case in support of the ESOP Notes.

                  "Letter of Credit Bank" shall mean Bayerische Hypo- und Vereinsbank AG, acting by and through its New York Branch or any other Bank under this Agreement approved by the Company that agrees, pursuant to documentation in form and substance satisfactory to the Agent and the Company, to issue the Letter of Credit hereunder.

                  "LIBOR" shall mean, with respect to any Interest Period for Eurodollar Rate Loans, the offered rate in the London interbank market for deposits in United States dollars of amounts equal or comparable to the principal amount of such Eurodollar Rate Loans offered for a term comparable to such Interest Period, as currently shown on the Reuters Screen LIBO page as of 11:00 a.m., GMT, two Eurodollar Business Days prior to the first day of such Interest Period; provided, however, that
         (A) if more than one offered rate as described above appears on the Reuters Screen LIBO page, the rate used to determine LIBOR will be the arithmetic average (rounded upward, if necessary, to the next higher 1/1,000 of 1%) of such offered rates, or (B) if no such offered rates appear, the rate used for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/1,000 of 1%) of rates quoted by the Reference Banks at approximately 10:00 a.m., New York time, two Eurodollar Business Days prior to the first day of such Interest Period for deposits in United States dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurodollar Rate Loans. If the Agent ceases to use the Reuters Screen LIBO page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

                  "Loans" shall mean, collectively, the Eurodollar Rate Loans and the Base Rate Loans.

                  "Main Office" of the Agent shall be 150 East 42nd Street, New York, New York 10017.

                  "Majority Banks" shall mean, as of any date, Banks on such date having Credit Exposures (as defined below) aggregating more than 50% of the aggregate Credit Exposures of all the Banks on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Bank shall be equal to: (i) prior to the maturity of the Loans or the occurrence of an Event of Default and the acceleration of the Loans pursuant to the terms hereof, the amount of such Bank's Commitment and (ii) after an Event of Default has occurred and the Loans have been accelerated or have matured pursuant to the terms hereof, the aggregate principal amount of Loans and Reimbursement Obligations (including through participation interests in Reimbursement Obligations) owing to such Bank.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Moody's Rating" has the meaning set forth in the definition of Applicable Letter of Credit Fee.

                  "Notes" shall have the meaning set forth in Section 2.7 hereof.

                  "Obligations" shall mean all fees payable hereunder, all obligations of the Company to pay principal or interest on Loans and Reimbursement Obligations, and all other payment obligations of the Company arising under or in relation to this Agreement or any Letter of Credit.

                  "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or any Vice President of Finance of the Company.

                  "Orderly Replacement Event" shall mean as to any Eurodollar Rate Loan, the determination by the Agent not later than two (2) Eurodollar Business Days prior to the first day of any Interest Period that: (a) for any reason whatsoever rates are not quoted for the offering of Dollars in the London interbank market for deposit for a period comparable to such Interest Period; or (b) the quoted rate for purposes of computing the rate of interest on the Eurodollar Rate Loans does not accurately reflect the funding cost to the Banks of making or maintaining such Loans.

                  "Person" shall mean and include an individual, a partnership, a joint venture, an estate, a corporation, a trust, an unincorporated organization, a limited liability company, and a government or any department or agency or political subdivision thereof.

                  "Rating" has the meaning set forth in the definition of Applicable Letter of Credit Fee.

                  "Reference Banks" shall mean Bayerische Hypo- und Vereinsbank AG, New York Branch, The Chase Manhattan Bank and Citibank, N.A., and each of their respective successors.

                  "Reimbursement Obligation" shall mean the obligation of the Company to reimburse the Agent for any Drawing pursuant to Section 2.3(c) hereof.

                  "Required Number" shall mean in the case of notices to the Agent relating to Loans hereunder: (a) relative to borrowings, prepayments, elections of, and conversions into, the Eurodollar Rate, selections of Interest Periods and other transactions in respect of Eurodollar Rate Loans, not less than three (3) Eurodollar Business Days; and (b) relative to all transactions in respect to Base Rate Loans, not less than one Business Day.

                  "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

                  "S&P Rating" has the meaning set forth in the definition of Applicable Letter of Credit Fee.

                  "Subsidiary" shall mean any corporation, association or other business entity, a majority (by number of votes) of the outstanding stock or other ownership interest of which is, at the time at which any determination is being made, owned by the Company either directly or through Subsidiaries.

                  "Termination Date" shall mean May 19, 2003 unless the Credit Facility is earlier terminated pursuant to the applicable provisions of this Agreement.

                  "Total Commitments of the Banks" shall mean the aggregate of each Bank's Commitment which on the date hereof total $420,963,733.

                  "Trustee" shall mean Wilmington Trust Company, as Trustee under the Indenture.

                                   ARTICLE II


                           AMOUNT AND TERMS OF CREDIT

         Section 2.1. Letter of Credit. (a) Subject to the terms and conditions of this Agreement, the Letter of Credit Bank, on behalf of the Banks, agrees to issue and amend (including without limitation, to extend or renew) for the account of the Company, the Letter of Credit as may be requested from time to time by the Company, from and including the Effective Date to the Termination Date, up to a maximum Issued Amount at any one time outstanding equal to the Total Commitments of the Banks minus the sum of (i) the aggregate principal amount of Loans outstanding, plus (ii) the aggregate principal amount of Reimbursement Obligations outstanding; provided, however, that the expiration date of the Letter of Credit shall not extend beyond the Termination Date.

         (b) Each Bank severally agrees that it shall be absolutely, unconditionally and irrevocably liable, without regard to the occurrence of any Default or Event of Default or any condition precedent whatsoever, to the extent of such Bank's pro rata share of the Total Commitments of the Banks, to reimburse the Letter of Credit Bank for the amount of each Drawing paid by the Letter of Credit Bank under the Letter of Credit to the extent such amount is not reimbursed by the Company in accordance with Section 2.3 hereof. Each Bank's obligation to reimburse the Letter of Credit Bank pursuant to this Section 2.1(b) shall not be affected by any circumstances, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Letter of Credit Bank, the Company, any direct or indirect beneficiary of the Letter of Credit, the Agent or any other Person whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement by the Company, the Agent, the Letter of Credit Bank or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that the Banks shall not be obligated to reimburse the Letter of Credit Bank pursuant to this Section 2.1(b) with respect to the Letter of Credit if (i) the Letter of Credit Bank has made payment pursuant to a Drawing with respect to the Letter of Credit and the making of such payment constituted gross negligence or willful misconduct on the part of the Letter of Credit Bank or (ii) the Letter of Credit Bank increases the Issued Amount of the Letter of Credit (other than as a result of the automatic reinstatement provisions contained therein) after an Event of Default has been declared by any Bank or the Majority Banks pursuant to Article VII hereof and written notice thereof has been received by the Letter of Credit Bank or after an Event of Default specified in Section 7.1(c) hereof has occurred. Each Bank's obligations to reimburse the Letter of Credit Bank shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Reimbursement Obligation of the Company is rescinded or must otherwise be restored or returned by the Letter of Credit Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon or a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or otherwise, all as though such payment had not been made. Upon receipt of a notice of its obligation to reimburse the Letter of Credit Bank prior to 11:00 a.m. (New York time) on a Business Day, a Bank shall make such reimbursement on such Business Day; if such notice is received after 11:00 a.m. (New York time), reimbursement shall be due on the next Business Day. The failure of any Bank to honor its obligations hereunder shall not relieve any other Bank of its duty to honor its obligations hereunder. Upon the written request of a Bank, the Letter of Credit Bank shall promptly deliver to such Bank a copy of the Letter of Credit and copies of all material documents delivered to the Letter of Credit Bank in connection with any Drawing with respect to the Letter of Credit.

         (c) Each payment made by a Bank to the Letter of Credit Bank pursuant to paragraph (b) above shall be treated as the purchase by such Bank of a participating interest in the Company's Reimbursement Obligation under Section
2.3 hereof in an amount equal to such payment. Each Bank, so long as it has made the payment required to be made by it pursuant to Section 2.1(b) hereof, shall share in accordance with its pro rata share of the Total Commitments of the Banks in any interest which accrues pursuant to Section 2.3(b) hereof. All amounts recovered by the Agent hereunder and which are applied by the Agent to the Reimbursement Obligations of the Company under Section 2.3 hereof shall be distributed by the Agent to the Banks who have made the payments required to be made by them pursuant to Section 2.1(b) hereof pro rata in accordance with their respective share of the Total Commitments of the Banks.

         (d) If and to the extent that any Bank shall fail to make available to the Letter of Credit Bank the amount required to be paid by such Bank pursuant to Section 2.1(b) hereof, the Letter of Credit Bank shall be subrogated to the rights of such Bank under this Agreement to the extent of such failure and shall thereafter (until such Bank shall make such amount available to the Letter of Credit Bank) be entitled to receive all amounts owing to such Bank hereunder and to the percentage of voting rights of such Bank under this Agreement equal to the percentage the amount such Bank failed to pay bears to the Issued Amount of the Letter of Credit and the aggregate unpaid principal amount of all outstanding Reimbursement Obligations and Loans at such time. If any Bank fails to reimburse the Letter of Credit Bank as provided in Section 2.1(b) hereof or delays in making such payment, such unreimbursed amount shall bear interest at a rate per annum equal to (i) from the date due to the date three Business Days after such payment is due, the Federal Funds Rate and (ii) from the date three Business Days after the date such payment is due to the date such payment is made, the Base Rate in effect for each such day plus 2%.

         Section 2.2. Method of Issuance of Amendments to the Letter of Credit.

         (a) Notice of Amendment. The Company shall give the Agent written notice or telephonic notice confirmed in writing at least three Business Days prior to the requested date of an amendment to the Letter of Credit, and the Agent shall give immediate notice thereof to the Letter of Credit Bank and to each Bank.

         (b) Issuance. Provided the Company has given the notice prescribed by Section 2.2(a) and subject to the other terms and conditions of this Agreement including, without limitation, Section 2.1(a) hereof, the Letter of Credit Bank shall issue the requested amendment on the date requested by the Company on behalf of the Banks for the benefit of the stipulated beneficiary and shall deliver the original of such amendment to the beneficiary. The Letter of Credit Bank shall deliver a copy of each amendment to the Letter of Credit to the Company within a reasonable time after the date of issuance thereof.

         (c) Reporting to Banks. The Agent shall provide such information concerning the Letter of Credit as any Bank shall reasonably request. The Agent shall promptly deliver to each Bank copies of the Letter of Credit as issued hereunder and any amendment thereto and notice of any change in the Issued Amount (other than a temporary decrease resulting from a Drawing thereunder to pay accrued interest on the ESOP Notes). Other than as set forth in this paragraph (c), the Agent shall have no duty to notify the Banks regarding the issuance or other matters regarding the Letter of Credit issued hereunder. The failure of the Agent to perform its requirements under this paragraph (c) shall not relieve the Banks' reimbursement obligations under Section 2.1(b) hereof.

         Section 2.3.    Letter of Credit Reimbursement.

         (a) Notice of Drawing. The Letter of Credit Bank shall promptly notify the Company, the Agent and each Bank by telephone, telecopy, telex or other telecommunication of any Drawing under the Letter of Credit and of the anticipated payment date. On the payment date, the Letter of Credit Bank shall confirm to the Company, the Agent and each Bank by telephone or telecopy that payment of the Drawing is to be made by the Letter of Credit Bank on such date.

         (b) Payments. The Company hereby agrees absolutely and unconditionally to pay to the Agent for the account of the Letter of Credit Bank, in the manner provided in Section 2.3(c):

                  (i) On each date a Drawing is paid, an amount equal to the amount paid by the Letter of Credit Bank under the Letter of Credit; and

                  (ii) If any Drawing shall be reimbursed to the Agent after 2:00 p.m. (New York time) on the payment date, interest on any and all amounts required to be paid pursuant to clause (i) of this Section 2.3(b) from and after the due date thereof to the date five days after such payment is due, payable on demand, at an annual rate of interest equal to the Base Rate and from the date five days after the due date thereof until payment in full, payable on demand, at an annual rate of interest equal to the Base Rate plus 2.00%.

         (c) Method of Reimbursement. The Company shall reimburse the Agent (which shall immediately forward such funds, in the form received, to the Letter of Credit Bank) for each Drawing under the Letter of Credit in the following manner:

                  (i) the Company shall immediately reimburse the Agent in accordance with Section 2.9 hereof; or

                  (ii) (A) if the Company has not reimbursed the Agent pursuant to subparagraph (i) above and (B) the conditions set forth in
         Section 3.2 hereof have been fulfilled and (C) sufficient funds are available within the limits of the amount of Loans that may be borrowed as provided in Section 2.5 hereof, with the proceeds of Loans; or

                  (iii) if an Event of Default has occurred and is continuing, the Agent may debit any deposit account of the Company maintained with the Agent and appropriate and apply an amount of funds in such account equal to the Reimbursement Obligations outstanding at such time in satisfaction of the Company's obligations set forth in subparagraph (i) above.

         (d) Loans to Fund Drawings. Upon any Drawing, the Agent shall notify the Banks if the Company has elected to reimburse the Letter of Credit Bank using the proceeds of Loans. Upon receipt of such notice and if the conditions set forth in subparagraph (c)(ii) above have been satisfied, each Bank agrees to deliver to the Agent its pro rata share of the amount of Loans necessary to reimburse the Letter of Credit Bank for any payment made by the Letter of Credit Bank pursuant to such Drawing not later than one Business Day after receipt of such notice. Any funds delivered to the Agent under this paragraph (d) shall be delivered in the manner set forth in the fourth sentence of Section 2.6 hereof.

         (e) Obligations Absolute. The obligations of the Company under this Article II (and, if applicable in the event of the failure of the Company to so reimburse the Letter of Credit Bank, subject to the proviso in the second sentence of Section 2.1(b) hereof, the obligations of the Banks under this
Article II) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of all or any of this Agreement, the Notes, the ESOP Notes, the Indenture and other related documents and any other agreements relating to the Letter of Credit (the "Related Documents");

                  (ii) any amendment or waiver of or any consent to or departure from the terms of the Related Documents;

                  (iii) the existence of any claim, set-off, defense or other rights which the Company may have at any time against any direct or indirect beneficiary of the Letter of Credit, any Bank, the Letter of Credit Bank, the Agent or any other Person, whether in connection with the Related Documents or any unrelated transaction;

                  (iv) any statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                   (v) payment by the Letter of Credit Bank under the Letter of Credit against presentation of a sight draft or certificate which does not comply with the terms of the Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Letter of Credit Bank; and

                  (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstance or happening shall not have been the result of gross negligence or willful misconduct of the Letter of Credit Bank.

         Section 2.4.    Letter of Credit Bank.

         (a) Liability of Letter of Credit Bank to Other Banks. The Letter of Credit Bank shall not be liable to any Bank or to any other participant in the Letter of Credit for any error in judgment or for any action taken or omitted to be taken by the Letter of Credit Bank except for actions of the Letter of Credit Bank constituting gross negligence or willful misconduct.

         (b) Liability of the Letter of Credit Bank to Company/Banks. The Company assumes all risks of the acts or omissions of any beneficiary of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Letter of Credit Bank, any Bank nor any of their respective officers or directors shall be liable or responsible to the Company or the Banks for:

                  (i) the use which may be made of the Letter of Credit or for any acts or omissions of any beneficiary in connection therewith;

                  (ii) the validity, sufficiency or genuineness of documents presented under the Letter of Credit even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                  (iii) payment by the Letter of Credit Bank against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or

                  (iv) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit;

except only that the Company (and, if applicable, the Banks) shall have a claim against the Letter of Credit Bank to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company (and, if applicable, the Banks) which were caused by (i) the Letter of Credit Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or (ii) the Letter of Credit Bank's willful misconduct or gross negligence in failing to pay under the Letter of Credit after the presentation to it by the beneficiary of the Letter of Credit of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit.

         Section 2.5. Loans. (a) Subject to the terms and conditions hereof, during the period from the Effective Date to the Termination Date, each Bank severally and not jointly agrees to make Loans to the Company in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Bank's Commitment; provided, however, that any given borrowing of Loans made pursuant to this Section 2.5 shall not exceed the Available Commitment at the time of such borrowing; provided, further that Loans shall only be available to the Company, and the

Company agrees that the proceeds of the Loans shall be applied solely, to pay concurrently with a Drawing under the Letter of Credit the related Reimbursement Obligation.

         (b) Each Loan shall mature and become due and payable by the Company on the date occurring one year after the date the related Drawing under the Letter of Credit was paid or, if earlier, on the Termination Date.

         Section 2.6. Notice and Place of Borrowing for Loans. The Company shall give written, facsimile or telephonic (confirmed immediately in writing) notice to the Agent, such notice to be given not later than 11:00 a.m. New York time on a Business Day which is at least the Required Number of days prior to each borrowing of Loans and to contain the date of such borrowing, the amount of such borrowing, the Interest Rate option selected, and, where applicable, the length of the Interest Period. Upon receiving notice from the Company, the Agent shall promptly give written or facsimile notice to each Bank, such notice to contain the date of such borrowing, the amount to be borrowed from such Bank, the Interest Rate option selected, and, where applicable, the length of the Interest Period. Funds are to be disbursed pursuant to this Agreement at the Main Office of the Agent. Not later than 11:00 a.m. New York time on the date of borrowing of Loans as specified in the notice from the Agent to the Banks, each Bank shall have made available at the Main Office of the Agent, in immediately available funds, the amount of Loans to be advanced by such Bank, and the Agent shall immediately pay such funds to the Letter of Credit Bank. Unless the Agent shall have received notice from a Bank prior to the date of any such borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such borrowing in accordance with this
Section 2.6, and the Agent may, in reliance upon such assumption, make available to the Letter of Credit Bank on such date a corresponding amount. If and to the extent such Bank shall not have made such ratable portion available to the Agent, such Bank and the Company severally agree to repay to the Agent immediately upon demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Letter of Credit Bank and until the date such amount is repaid to the Agent, at (i) with respect to the Company, the interest rate applicable at the time to the type of Loan comprising such borrowing, or (ii) with respect to the Bank, at the applicable Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan as part of such borrowing for purposes of this Agreement.

         Section 2.7. Evidence of Indebtedness. (a) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Bank resulting from the Reimbursement Obligations and each Loan made by such Bank from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

         (b)      The Agent shall also maintain accounts in which it will record
(a) the amount of each Reimbursement Obligation and each Loan made hereunder, the type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Company to the Letter of Credit Bank and each Bank hereunder and (c) the amount of any sum received by the Agent hereunder from the Company and each Bank's share thereof.

         (c) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of the Agent or any Bank to maintain such accounts or any error therein shall not in any manner affect the obligation of the Company to repay the Obligations in accordance with their terms.

         (d) Any Bank may request that its Loans be evidenced by a promissory note or notes in the form of Exhibit A hereto with blanks appropriately completed (each, a "Note"). In such event, the Company shall prepare, execute and deliver to such Bank a Note or Notes payable to the order of such Bank. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 10.6) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 10.6, except to the extent that any such Bank or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above.

         Section 2.8. Interest. The Company shall pay interest on the outstanding principal amount of each Loan for the period commencing on the date of such Loan until such Loan shall be paid in full pursuant to the terms of this Agreement at the rates and times set forth below.

         (a) Interest on Eurodollar Rate Loans. Subject to the provisions of subsection (c) below, interest on each Eurodollar Rate Loan shall be payable (i) on the last day of each Interest Period with respect thereto; provided, however, that if such Interest Period is for a period in excess of three months, then such interest shall also be payable on the date three months after the first day of such Interest Period, (ii) on the date of conversion of such Eurodollar Rate Loan to a Base Rate Loan and (iii) at maturity of such Loan, at an interest rate per annum during the Interest Period for such Loan equal to the Eurodollar Rate for the Interest Period in effect for such Eurodollar Rate Loan. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding on the Banks and the Company for all purposes, absent manifest error.

         (b) Interest on Base Rate Loans. Subject to the provisions of subsection (c) immediately below, interest on each Base Rate Loan shall be payable monthly in arrears on the last Business Day of each calendar month and at maturity at an interest rate per annum equal to the Base Rate plus the Applicable Margin.

         (c) Interest Upon Event of Default. Any payment of principal or interest on any Loan which is not paid when due (whether by acceleration or otherwise), as herein provided, shall bear interest (to the extent permitted by law) at that rate which is two percent (2%) above the Base Rate in effect on each day thereafter until paid in full and such interest shall be payable on demand.

         (d) Prepayment. Upon prepayment of any Loan hereunder, interest accrued and unpaid on the amount so prepaid shall become due on the date of such prepayment.

         (e) Computations. Interest on Base Rate Loans shall be computed on the basis of a year of 365/366 days and an actual day month. Interest on Eurodollar Rate Loans shall be computed on the basis of a year of 360 days and an actual day month.

         Section 2.9. Place of Payment. Each payment (whether required or voluntary and whether of principal or interest or both) on each Reimbursement Obligation and Loan and each payment of fees or other amounts owing by the Company hereunder shall be payable, on or before 11:00 a.m., New York time, on the due date of each payment, in immediately available funds, to the Agent at its Main Office at such account as the Agent shall from time to time notify the Company in writing. The Agent shall then immediately transmit the applicable pro rata share of such payment so received by the Agent in immediately available funds to the Letter of Credit Bank or each Bank entitled thereto, as the case may be, in the manner specified by the Letter of Credit Bank or such Bank. Any required payment which would otherwise be due on a day not a Business Day shall be made on the immediately succeeding Business Day.

        Section 2.10. Voluntary Prepayment. The Company may voluntarily prepay, at any time and from time to time prior to maturity on one Business Day's prior notice to the Agent, any part or the whole of the principal of the Loans; provided, however, that any voluntary prepayment shall be in a minimum amount of $5,000,000. Upon any such prepayment, the Company shall simultaneously pay all accrued and unpaid interest on the amount of principal voluntarily prepaid. However, any such prepayment of a Eurodollar Rate Loan shall be made only on the last day of the Interest Period therefor. All voluntary prepayments provided for in this Section 2.10 shall be without premium or penalty.

        Section 2.11. Pro Rata Treatment. Except for Section 2.17 hereof, and except with respect to payments to be made to a Bank pursuant to Sections 2.13, 2.18, 8.1, 8.3 or 10.3 and any other indemnity in favor of a Bank or Banks hereunder, each borrowing from, payment to, and utilization of and reduction of the Commitments of, the Banks hereunder shall be prorated among the Banks according to the respective Commitments of the Banks as the same may be adjusted from time to time under Section 2.16, 2.17 or 2.18 hereof. Each borrowing of Loans hereunder shall (in the aggregate) be in the amount necessary to reimburse the Agent for the account of the Letter of Credit Bank as provided in Section 2.3(c)(i). Except as otherwise provided herein, (i) payments with respect to the outstanding principal of, or accrued interest on, the Loans shall be made pro rata to only those Banks that funded such Loans and not to any defaulting Bank or a Bank not otherwise participating in such Loan and (ii) all payments to be made by the Company for the account of each of the Banks on account of principal, interest and fees shall be made without set-off or counterclaim.

        Section 2.12. Initial Determination of Interest Rate and Conversion of Loans Between Eurodollar Rate and Base Rate. Prior to the initial or any subsequent borrowing, the Company will specify the Interest Rate to be applicable to such borrowing, and on any Business Day or Eurodollar Business Day, as applicable, the Company may convert on a pro rata basis among the Banks any outstanding Base Rate Loans or Eurodollar Rate Loans into the other type of Loans, subject to the following limitations:

                  (a) No such conversion of any Eurodollar Rate Loan may be made except on the last day of an Interest Period with respect thereto;

                  (b) The Company shall give the Agent the Required Number of days notice for such borrowing or conversion; and

                  (c) The Company may not select an Interest Period for any Eurodollar Rate Loan that extends beyond its maturity date.

If, at the end of an Interest Period of a Eurodollar Rate Loan, the Company has failed to specify in a timely manner the Interest Rate option applicable to such Loan for the period after the expiration of the then current Interest Period, the Company shall be deemed to have selected that such Loan shall be a Base Rate Loan and, at the end of such Interest Period, such Loan shall automatically convert to a Base Rate Loan.

        Section 2.13. Failure to Borrow. The Company shall indemnify and hold harmless each Bank in respect of any funding costs and/or losses in the event that any borrowing notified to the Banks pursuant to Section 2.6, relative to Eurodollar Rate Loans, shall not be consummated because of the Company's failure to satisfy one or more of the applicable conditions precedent in Article III or because the Company fails to borrow such Loans at the specified time.

        Section 2.14. Fees

         (a) Letter of Credit Fees. The Company hereby agrees to pay to the Agent, for the account of the Banks, to be distributed to the Banks pro rata in accordance with their respective Commitments, a letter of credit fee on the Issued Amount of the Letter of Credit at a per annum rate equal to the Applicable Letter of Credit Fee in effect from time to time (as calculated in accordance with the definition thereof), such fee to be calculated on the Issued Amount from the date of issuance to the earlier of (x) the date of expiration or termination of the Letter of Credit or (y) the date of the final Drawing with respect to the Letter of Credit, based on a year of 360 days and an actual day month, and payable quarterly in arrears on the last day of each March, June, September and December during the term of this Agreement and on the Termination Date, commencing on June 30, 2000.

         (b) Arrangement Fee. The Company shall pay to the Agent for its own account an arrangement fee and, if applicable, closing fee as set forth in the Fee Letter.

         (c) Fronting Fee. The Company agrees to pay to the Agent, for the account of the Letter of Credit Bank, a fronting fee as set forth in the Fee Letter.

        Section 2.15. Termination of Credit Facility. Unless earlier terminated pursuant to the terms hereof, the Commitments of the Banks, and the Credit Facility, shall terminate on the Termination Date. Accordingly, the Company shall pay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Reimbursement Obligations, the Loans and Notes, together with any and all other amounts owing by the Company to the Banks, the Letter of Credit Bank and the Agent hereunder or under the Notes, on the Termination Date.

        Section 2.16. Reductions of Commitments. (a) Optional. The Company shall have the right at any time or from time to time upon not less than two Business Days' prior written notice to the Agent to reduce the Total Commitments of the Banks, in whole or in part, provided that each partial reduction shall be in an aggregate amount of not less than $1,000,000 and an integral multiple of $500,000, and shall reduce the respective Commitments of all the Banks proportionately; provided, however, that the Company shall not reduce the Total Commitments of the Banks to an amount which is less than the aggregate of (i) the aggregate principal amount of all Eurodollar Rate Loans having Interest Periods ending after the effective date of the reduction plus (ii) the Issued Amount of the Letter of Credit plus (iii) the aggregate outstanding Reimbursement Obligations; and further, provided, that in no event shall the Total Commitments of the Banks be reduced to an amount less than $100,000,000, unless the Total Commitments of the Banks are terminated in full. The Agent shall give prompt written notice to each Bank of each such reduction. Upon any optional reduction of the Total Commitments of the Banks, the Company shall prepay such amount of each Bank's outstanding Loans, if any, as may be necessary so that after such prepayment the sum of the aggregate unpaid principal amount of such Bank's Loans, such Bank's pro rata share of unpaid Reimbursement Obligations, and such Bank's liability in respect of the Letter of Credit does not exceed the amount of such Bank's Commitment as then reduced. The Company shall not terminate the Total Commitments of the Banks unless concurrent with such termination, the Company shall repay all outstanding Loans, Reimbursement Obligations, Letter of Credit Fees, accrued interest and other amounts owing hereunder and shall return or cause to be returned to the Letter of Credit Bank the Letter of Credit marked "cancelled." The Agent shall give prompt written notice to each Bank of such termination.

         (b) Mandatory. On each date that the Company repays or prepays a Loan or Reimbursement Obligation (other than a Reimbursement Obligation incurred in connection with a "B Drawing" (as defined in the Letter of Credit)), the Total Commitments of the Banks shall automatically reduce by an aggregate amount equal to the aggregate principal amount of such Loan being repaid or prepaid, and shall automatically reduce the respective Commitments of all the Banks proportionately. On each date on which the Issued Amount of the Letter of Credit is permanently reduced (other than in connection with a Reimbursement Obligation that is converted into a Loan), the Total Commitments of the Banks shall automatically reduce in an amount equal to the amount of such reduction in the Issued Amount, and shall automatically reduce the respective Commitments of all the Banks proportionately.

         Section 2.17. Substitution of Banks.

         Section 2.17.1. (a) If any Bank shall default in the performance of its Commitment, whether in whole or in part, or shall have appointed for it a receiver or conservator at the direction or request of any regulatory agency or authority, then:

                  (i) such default shall not relieve any other Bank of its Commitment; and

                  (ii) the Company may, with the prior written approval of the Agent (such approval not to be unreasonably withheld) and the Letter of Credit Bank and shall, at the written request of the Letter of Credit Bank, with the prior written approval of the Agent (such approval not to be unreasonably withheld), terminate the Commitment of such defaulting Bank and arrange for the Commitment of the defaulting Bank to be assigned to one or more of the other Banks, and to the extent that such other Banks will not take over such Commitment, arrange for its assumption by one or more banks which are not at that time parties hereto, each of which banks shall, except as otherwise provided herein, upon execution and delivery to the Company of a counterpart hereof, become a Bank hereto to the extent of the Commitment taken over by it.

         (b) If any Bank shall cease to have a long-term debt rating of BBB- or higher by S&P and Baa3 or higher by Moody's (each, a "Downgraded Bank") such Downgraded Bank shall immediately notify the Agent and Letter of Credit Bank thereof and the Letter of Credit Bank may (i) with the prior written approval of the Agent and the Company (such approvals not to be unreasonably withheld), terminate the Commitment of such Downgraded Bank and arrange for the Commitment of such Downgraded Bank to be assigned to one or more of the other Banks, and to the extent that such other Banks will not take over such Commitment, arrange for its assumption by one or more banks which are not at that time parties hereto, each of which banks shall, except as otherwise provided herein, upon execution and delivery to the Company of a counterpart hereof, become a Bank hereto to the extent of the Commitment taken over by it or
(ii) if such Downgraded Bank's Commitment has not been assigned pursuant to clause (i) above, immediately require such Downgraded Bank to fund (and each Downgraded Bank hereby agrees in such event to fund) any unused portion of its Commitment by payment of such amount to the Agent for deposit in an account in the name of the Letter of Credit Bank, maintained at the Main Office or such other office as the Agent may specify by notice to such Downgraded Bank and the Letter of Credit Bank (each, a "Downgrade Collateral Account").

      Section 2.17.2. Loans previously made hereunder by a Downgraded Bank, defaulting or withdrawing Bank, or any portion thereof, which are included in the Commitment taken over by any other Bank or Banks or by a bank or banks not then parties hereto, shall be prepaid by the Company without penalty or premium.

      Section 2.17.3. From time to time, the Company may with the written consent of the Letter of Credit Bank replace a non-defaulting Bank (the "Replaced Bank") with another financial institution (or institutions) desiring to be a Bank hereunder (the "New Bank(s)") and/or with one or more Banks already a party hereto ("Existing Bank(s)") so long as (a) the Replaced Bank consents in writing to such replacement and receives all amounts owing to such Replaced Bank hereunder on the effective date of such replacement, (b) the New Bank(s) and/or Existing Bank(s), as the case may be, assume(s) all of the obligations of a Bank hereunder having a Commitment equal to the Replaced Bank's by executing, in the case of a New Bank(s), a letter agreement in substantially the form of Exhibit B-1 attached hereto or, in the case of an Existing Bank(s), a letter agreement in substantially the form of Exhibit B-2 hereto, (c) the Commitment(s) of the New Bank(s), together with the additional Commitment(s) of the Existing Bank(s) assumed by the Existing Bank(s) pursuant hereto, is equal to the Commitment of the Replaced Bank and (d) the Company and the Letter of Credit Bank acknowledge and consent that the New Bank(s) shall become a Bank hereunder (and/or that the Existing Bank(s) shall have an additional Commitment hereunder equal to that of the Replaced Bank) by signing the respective acknowledgments contained in the appropriate letter agreement referred to in subparagraph (c) above.

      Section 2.17.4. Upon the increase in any Bank's Commitment or any bank or banks becoming a party to this Agreement as herein provided, the Company shall immediately furnish to all Banks which are then parties hereto notice of (a) the increased Commitment of such Bank, or (b) the names and addresses of such bank or banks together with the amount of the Commitment of each such bank or banks.

      Section 2.17.5. The respective amounts of the Commitments hereunder shall be adjusted from time to time to reflect any changes made pursuant to this
Section 2.17 and notice of such adjustments shall be given by the Company at the time thereof to each Bank or bank then a party hereto. Such adjusted amounts of Commitments shall thereupon become the basis for pro rata treatment under
Section 2.11 of this Agreement.

      Section 2.17.6. Upon the termination in whole of the Commitment of any Bank, and the prepayment of all Loans previously made under such Commitment, all as provided in this Section 2.17, such Bank shall cease to be a party to this Agreement except as otherwise provided herein.

      Section 2.17.7. If any Downgraded Bank shall be required pursuant to 2.17.1(b) above to fund the unused portion of its Commitment into a Downgrade Collateral Account, then the Agent shall apply the monies in the Downgrade Collateral Account applicable to the Loans and Reimbursement Obligations payable by such Downgraded Bank pursuant to Article II at the times for, in the manner required in respect of and subject to the conditions precedent to such Loan or Reimbursement Obligation, as applicable. The deposit of monies in such Downgrade Collateral Account by any Downgraded Bank shall not constitute a Loan pursuant to Section 2.5 (and such Downgraded Bank shall not be entitled to interest on such monies except as provided below in this Section 2.17.7) unless and until (and then only to the extent that) such monies are used to make Loans or fund Reimbursement Obligations. Proceeds in such Downgrade Collateral Account shall be invested in Permitted Investments, as directed by the applicable Downgraded Bank by written notice to the Letter of Credit Bank and the Agent, the income of which shall be for the account of such Downgraded Bank. The income that has accrued from such investments and received by the Letter of Credit Bank shall be released to such Downgraded Bank on the last Business Day of each month. Unless required to be released by the following sentence, any amounts received by the Agent in respect of the Commitment of a Downgraded Bank (whether as a repayment of Loans or Reimbursement Obligations or otherwise) shall be deposited in the Downgrade Collateral Account for such Downgraded Bank. All amounts remaining in such Downgrade Collateral Account shall be released to such Downgraded Bank no later than the Business Day immediately following the earliest of (x) the effective date of any replacement of such Downgraded Bank or removal of such Downgraded Bank as a party to this Agreement, (y) the date on which such Downgraded Bank shall furnish the Agent and the Letter of Credit Bank with confirmation that such Downgraded Bank shall have long-term debt ratings at least equal to the Required Ratings and (z) the Business Day immediately following the expiration of the Termination Date. As used in this
Section 2.17 "Permitted Investments" means investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United State of America provided that any such obligation matures within thirty days from the date of purchase.

        Section 2.18. Capital Requirements. If, as a result of the adoption after the date of this Agreement, of any applicable law, rule or regulation affecting capital adequacy or capital maintenance, or any change after the date of this Agreement in the interpretation or administration of any law, rule or regulation affecting capital adequacy or capital maintenance in existence as of the date hereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or the Letter of Credit Bank with any request or directive affecting capital adequacy or capital maintenance (whether or not having the force of law) of any such authority, central bank or comparable agency, any Bank or the Letter of Credit Bank determines that such adoption, change or compliance has or would have the effect of reducing the rate of return on such Bank's or the Letter of Credit Bank's capital as a consequence of its Commitment or Loans or its commitment to issue, participate in or maintain the Letter of Credit to a level below that which such Bank or the Letter of Credit Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Letter of Credit Bank's policies with respect to capital adequacy) by an amount deemed by such Bank or the Letter of Credit Bank to be material, such Bank or the Letter of Credit Bank shall give prompt notice to the Company and the Agent, and then from time to time, within 15 days after submission by such Bank or the Letter of Credit Bank to the Company (with a copy to the Agent) of a written request therefor, the Company shall pay to such Bank or the Letter of Credit Bank such additional amount or amounts as will compensate such Bank or the Letter of Credit Bank for such reduction. Any request submitted by a Bank or the Letter of Credit Bank to the Company pursuant to this Section 2.18 shall contain such calculations of the amounts requested therein as such Bank or the Letter of Credit Bank shall deem reasonable in view of its customary practices, and shall be submitted as soon as practicable, but in any event the initial request shall be submitted not more than 90 days after such Bank or the Letter of Credit Bank becomes aware of the event by reason of which such request is being submitted. Subsequent requests by such Bank shall be submitted quarterly. If any Bank requests payment of any amount from the Company pursuant to this
Section 2.18, the Company may, pursuant to arrangements and documentation satisfactory to the Company and the Agent, prepay the outstanding Loans, fees, and any other amounts due to such Bank in full and terminate the Commitment of such Bank and the Company shall, with the prior written consent of the Letter of Credit Bank at its option, either arrange for all or part of the Commitment of such Bank to be taken over by one or more of the other Banks or, to the extent such other Banks do not take over such Commitment or part thereof, arrange for it to be taken over in whole or in part by a bank or banks not a party hereto, each of which banks shall, except as otherwise provided herein upon execution and delivery to the Company of a counterpart hereof, become a full party hereto to the extent of the Commitment taken over by it. Upon any bank or banks becoming a party to this Agreement as herein provided, the Company shall immediately furnish to all Banks which are then parties hereto the names and addresses of such bank or banks together with the amount of the Commitment of each such bank or banks. The respective amounts of the Commitments hereof shall be adjusted from time to time to reflect any changes made pursuant to this Section 2.18 and notice of such adjustments shall be given by the Company at the time thereof to each Bank then a party hereto. Such adjusted amounts of Commitments shall thereupon become the basis for pro rata treatment under Section 2.11 of this Agreement. Upon the termination in whole of the Commitment of any Bank, and the prepayment of all Loans previously made under such Commitment, all as provided in this Section 2.18, such Bank shall cease to be a party to this Agreement except as otherwise provided herein.

        Section 2.19. Change in Control. Upon the occurrence of a Change in Control and at any time during the ninety (90) day period thereafter, the Company shall, upon the written request of the Agent, deposit with the Agent, in an interest bearing account, as collateral, Dollars in an amount equal to the sum of the Issued Amount, outstanding Reimbursement Obligations and the aggregate outstanding principal amount of any Loans owing under this Agreement (the "Change in Control Collateral"). The Change in Control Collateral shall be applied against amounts due to the Agent, the Letter of Credit Bank and the Banks resulting from any Drawing. All Change in Control Collateral shall be held in the account with the Agent until the expiration of the Letter of Credit and payment of all Reimbursement Obligations and Loans in connection therewith, at which time the remaining Change in Control Collateral and any interest accrued thereon shall be returned to the Company.

         Section 2.20. Administration Fees. The Company agrees to pay to the Agent an annual administrative fee to compensate the Agent for the administration of the Credit Facility and for other services, as set forth in the Fee Letter.


                                   ARTICLE III


                    CONDITIONS TO EFFECTIVENESS OF AGREEMENT,
                 FOR BORROWINGS AND ISSUANCE OF LETTER OF CREDIT

         Section 3.1. Effectiveness, Initial Borrowing and Issuance of Letter of Credit. This Agreement shall not become effective and the Letter of Credit Bank shall not be obligated to issue the Letter of Credit hereunder until the Company shall have furnished to the Agent the following, each dated (unless otherwise indicated) the date of this Agreement:

                  (a) Agreement. The Agent shall have received counterparts of this Agreement duly executed and delivered by the Company, the Letter of Credit Bank and each Bank listed on the signature pages hereto.

                  (b) Opinion. The Agent shall have received from (i) the General Counsel, an Associate General Counsel or an Assistant General Counsel of the Company, an opinion dated the Effective Date and addressed to the Agent, the Letter of Credit Bank and the Banks in substantially the form of Exhibit E-1 hereto and (ii) Davis Polk & Wardwell, New York counsel to the Company, an opinion dated the Effective Date and addressed to the Agent, the Letter of Credit Bank and the Banks in substantially the form of Exhibit E-2 hereto.

                  (c) Corporate Proceedings. The Letter of Credit Bank and the Banks shall be satisfied that all corporate proceedings of the Company taken in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Letter of Credit Bank and the Banks.

                  (d) Financial Statements. The Agent shall have received a copy of the Company's (i) annual report on Form 10-K for the year ended June 30, 1999, as filed with the U.S. Securities and Exchange Commission, and (ii) quarterly report on Form 10-Q for the quarter ended March 31, 2000, as filed with the U.S. Securities and Exchange Commission.

                  (e) Consents. The Letter of Credit Bank and the Banks shall be reasonably satisfied that all necessary governmental and third party approvals, if any, required to be obtained by the Company in connection with the transactions contemplated by this Agreement and otherwise referred to herein shall have been obtained and remain in full force and effect.

                  (f) No Adverse Change. Nothing shall have occurred since March 31, 2000 (and the Letter of Credit Bank and the Banks shall have become aware of no facts or conditions not previously known) which the Letter of Credit Bank or the Banks shall determine, in their reasonable good faith judgment, could have a material adverse effect on their rights or remedies hereunder, or on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

                  (g) No Litigation. The Letter of Credit Bank and the Banks shall be reasonably satisfied that, on the Effective Date, no judgment, order, injunction or other restraint shall have been issued or filed which restrains, and no hearing seeking injunctive relief or other restraint is pending or has been noticed which seeks to restrain, the Letter of Credit Bank from issuing the Letter of Credit or the Company from consummating the transactions described herein.

                  (h) No Default; Representations and Warranties. The Letter of Credit Bank and the Banks shall be reasonably satisfied that on the Effective Date: (a) there shall exist no Default or Event of Default and (b) all representations and warranties of the Company contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  (i) Notes. If requested by a Bank, a Note, payable to the order of such requesting Bank in the amount of its Commitment, duly executed and delivered by the Company; and

                  (j) Fees. The up-front fees for the account of the Banks as set forth in the letter from Bayerische Hypo- und Vereinsbank AG, New York Branch to the Banks dated April 28, 2000; and

                  (k) Existing Credit Agreement. Evidence of arrangements reasonably satisfactory to the Agent for the contemporaneous termination of the Credit Agreement dated as of June 6, 1996 and as amended to date, by and among the Company, the financial institutions from time to time party thereto, ABN AMRO Bank N.V., as Letter of Credit Bank and ABN AMRO Bank N.V., as Agent, payment in full of any outstanding reimbursement obligations or loans thereunder and cancellation of the "Letter of Credit" issued thereunder.

         All agreements, certificates, legal opinions and other documents and papers referred to in this Section 3.1, unless otherwise specified, shall (x) be delivered to the Agent for the account of the Letter of Credit Bank and each Bank and, in the case of this Agreement, in sufficient counterparts for each Bank and (y) be reasonably satisfactory in form and substance to the Letter of Credit Bank and the Banks.

         Section 3.2. All Borrowings. The Banks shall not be obligated to make any Loan, including the initial Loan, and the Letter of Credit Bank shall not be obligated to issue or amend the Letter of Credit, unless at the time thereof the Company shall have furnished to the Agent an Officer's Certificate bearing that date, and stating that:

                  (a) There exists on that date no Default or Event of Default;

                  (b) There exists on that date no event of default or default under any instrument evidencing or any agreement given in connection with Funded Debt of the Company;

                  (c) Such borrowing or amendment or issuance of the Letter of Credit will not contravene any agreement, indenture or instrument to which the Company is a party or by which it may be bound and which is material to the financial condition of the Company;

                  (d) The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.5, 4.6, 4.9(a), 4.9(c), 4.10, 4.11, 4.13, and
         4.14 hereof are true on and as of such date;

                  (e)      No Change in Control shall have occurred; and

                  (f) The extension(s) of credit being made on such date are legal, valid and binding obligations of the Company and the officers of the Company requesting such advances are duly authorized and empowered to do so.

         Further, any conversion of a Loan from one type to another as contemplated by Section 2.12 hereof shall be deemed to be a representation by the Company that the matters referred to in paragraphs (a) through (f) above continue to be true and correct.

                                   ARTICLE IV


                         REPRESENTATIONS AND WARRANTIES

         The Company hereby represents, covenants and warrants to the Agent, the Letter of Credit Bank and each of the Banks as follows:

         Section 4.1. Organization; Standing, Etc. The Company is a corporation duly organized and existing under the laws of the State of Delaware, has the corporate power to own its property and carry on its business as being conducted, and is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

         Section 4.2. Authorization; No Violation. The execution, delivery and performance by the Company of this Agreement (i) has been duly authorized by all necessary corporate action and does not require any consent or approval, authorization, permit or license from any federal, state or other regulatory authority which has not been obtained, or violate any law, regulation, order, judgment, decree or determination having applicability to the Company or its organizational documents, or result in a breach of, or constitute a default under any existing indenture or credit agreement or any other agreement or instrument to which the Company is a party or by which its properties may be bound or affected except where the failure to have such consent or approval or such violation, breach or default could not reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, and (ii) will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company or of any agreement or instrument to which the Company is now a party, which breach would have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

         Section 4.3. Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 4.4. Financial Statements. The Company has furnished the Banks with the following financial statements, identified by the certificate of a principal financial officer of the Company: (i) balance sheets of the Company as at June 30, 1999 and March 31, 2000, and income and reinvested earnings statements of the Company for the fiscal year or fiscal quarter, as the case may be, ended on such dates, respectively, certified, in the case of financial statements for the year ended June 30, 1999, by Arthur Andersen LLP. Such financial statements are true and correct and have been prepared in accordance with GAAP (except, in the case of the quarterly financial statements, the absence of complete footnotes and subject to normal year-end audit adjustments). The balance sheets and their accompanying notes present fairly the condition of the Company as of the dates thereof, and the income and reinvested earnings statements present fairly the results of the operations of the Company for the periods indicated. There has been no material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole since March 31, 2000.

         Section 4.5. Litigation. There is no action or proceeding pending or threatened against the Company before any court or administrative agency which, in the reasonable opinion of the Company, is likely to be determined in a manner which would result in any material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole and the Company is not in default with respect to any order, writ, injunction or decree of any court or administrative agency, which would have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         Section 4.6. Business; Status as Air Carrier. (a) The Company is a duly certificated air carrier and there are in force any certificates or other appropriate authority issued by appropriate governmental authorities necessary to authorize the Company to engage in intrastate, interstate, overseas and foreign air transportation of persons, property and mail over the routes operated by the Company; and

                   (b) no proceedings are pending or threatened, by or before any public body, agency or authority, domestic or foreign, including but not limited to proceedings to alter, amend, modify, suspend or revoke such certificates in whole or in part, which might seriously affect adversely the income from, title to, or possession of, any of the properties of the Company, to an extent which would constitute a material adverse change in the business or condition of the Company.

         Section 4.7. Funded Debt. The Company does not have outstanding any Funded Debt except as set forth on Schedule I to this Agreement; and there exists no default under the provisions of any instrument evidencing such indebtedness or agreement relating thereto.

         Section 4.8. Title to Properties, Etc.. The Company and its Subsidiaries have good and marketable title to their properties and assets, including the properties and assets reflected in the balance sheets described in
Section 5.3 hereof, subject to no mortgage, pledge, encumbrance, lien or charge of any kind except mortgages, pledges, encumbrances, liens or charges permitted by Section 6.1 hereof.

         Section 4.9. Tax Returns and Payments. (a) The Company has filed all federal income tax returns which are required to be filed, and has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes (other than those which the Company is contesting in good faith by appropriate proceedings being diligently conducted) have become due.

         (b) The federal income tax liability of the Company has been finally determined by the Internal Revenue Service and satisfied for all fiscal years prior to and including the fiscal year ended June 30, 1992.

         (c) All other tax returns and reports of the Company which are required to be filed have been duly filed, and all taxes and government charges (other than those for which payment may be withheld without penalty or those which the Company is contesting in good faith by appropriate proceedings being diligently conducted) upon the Company, its assets, income or franchises which are due and payable have been paid.

        Section 4.10. Use of Proceeds. The proceeds of a Drawing under the Letter of Credit are intended to be used solely to pay the principal of and interest and premium on the ESOP Notes and the proceeds of any Loan will be used solely to repay any Reimbursement Obligation. The Company is not engaged, principally or as one of the Company's important activities, in the business of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

        Section 4.11. Governmental Regulation. No consent, approval, authorization, permit or license from any federal, state or other regulatory authority is required in connection with the making, delivery or performance of this Agreement or the Notes by the Company.

        Section 4.12. Subsidiaries. Schedule II is a complete and correct list of all Subsidiaries as of the date hereof, all of which are corporations duly incorporated, in good standing and with corporate power to transact the business presently conducted by them. Except as disclosed in Schedule II, the Company owns, directly or indirectly through one or more Subsidiaries, all the shares of each of the Subsidiaries (except directors' qualifying shares, if any), and all such shares are validly issued, fully paid and non-assessable and are free and clear of all liens and rights of others whatsoever.

        Section 4.13. ERISA. The Company and each Subsidiary have met their minimum funding requirements under ERISA with respect to all their employee benefit plans covered by the minimum funding requirements of ERISA, and have not incurred any material liability to the Pension Benefit Guaranty Corporation (or any entity succeeding to any or all of said Corporation's functions under ERISA) under ERISA in connection with any such plan.

        Section 4.14. Environmental Matters. The Company and its Subsidiaries are in substantial compliance with all applicable federal, state and local environmental laws, regulations and ordinances governing their respective business, properties or assets with respect to discharges into the ground and surface water, emissions into the ambient air and generation, storage, transportation and disposal of waste materials or process by-products, except such noncompliances as are not likely to have a material adverse effect on the property, assets, business, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. All licenses, permits or registrations required for the business of the Company and its Subsidiaries under any federal, state or local environmental laws, regulations or ordinances have been secured, and the Company and each Subsidiary are in substantial compliance therewith, except such licenses, permits or registrations the failure to secure or to comply therewith are not likely to have a material adverse effect on the property, assets, business, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                                    ARTICLE V


                              AFFIRMATIVE COVENANTS

         The Company covenants and agrees with the Agent, the Letter of Credit Bank and each Bank that until all of its obligations hereunder have been discharged and the obligations of the Letter of Credit Bank to issue or amend the Letter of Credit and the Banks to make Loans terminated and the Letter of Credit has expired or otherwise terminated:

         Section 5.1. Insurance. The Company will, and cause each of its Airline Subsidiaries to, keep adequately insured, by financially sound and reputable insurers, all property of the character usually insured by corporations engaged in the same or similar businesses similarly situated, against loss or damage of the kind customarily insured against by such corporations, and carry adequate liability insurance and other insurance of a kind generally carried by corporations engaged in the same or similar businesses similarly situated; provided, however, that nothing herein contained shall be construed to mean that a deductibility clause in any such insurance, which, in effect, results in self-insurance of a level or portion of losses considered reasonable by the Company's management, shall render such insurance inadequate; and provided, further, that in the case of a lease to the United States Government or an agency thereof of any aircraft or other property, indemnity therefrom by the United States Government will be considered adequate insurance against the risks that are the subject of any such indemnity.

         Section 5.2. Payment of Taxes. The Company will, and will cause each of its Airline Subsidiaries to, duly file all federal income tax returns and all other tax returns and reports which, to the knowledge of the officers of the Company are required to be filed and pay when due all taxes and governmental charges assessed against it, its assets, income or franchises, except to the extent and so long as contested in good faith.

         Section 5.3. Financial Statements. The Company will deliver to the Agent, the Letter of Credit Bank and the Banks:

                   (a)     As soon as practicable (and in any event within two
         (2) months after the end of each quarterly period (other than the last quarterly period) in each fiscal year) an income statement of the Company for the period from the beginning of the current fiscal year to the end of such quarterly period, and a balance sheet of the Company as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by a principal financial officer of the Company, subject to changes resulting from year-end adjustments; and a statement as of the end of such quarterly period of the calculations made by the Company establishing its compliance with the provisions of Sections 6.1, 6.2 and 6.4 hereof, in sufficient detail to permit the Banks to determine how the conclusions on such statement were arrived at, certified by an authorized financial officer of the Company as accurate in all material respects;

                   (b)     As soon as practicable and in any event within three
         (3) months after the end of each fiscal year, an income statement and a statement of reinvested earnings of the Company for such year, and a balance sheet of the Company as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and satisfactory in scope to the Banks and certified by independent certified public accountants of national standing selected by the Company; and a statement as of the end of such fiscal year of the calculations made by the Company establishing compliance with the provisions of Sections 6.1, 6.2 and 6.4 hereof, in sufficient detail to permit the Banks to determine how the conclusions on such statement were arrived at, certified by an authorized financial officer of the Company as accurate in all material respects;

                   (c) Copies of all financial statements, reports and returns which it shall send to its stockholders;

                   (d) Promptly after the sending or filing thereof, copies of all periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency or agencies substituted therefor) under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or with any national securities exchange; and

                   (e) With reasonable promptness such other financial data as any Bank may reasonably request through the Agent.

         Section 5.4. Maintenance of Equipment. The Company will, and will cause each of its Airline Subsidiaries to, maintain substantially all of its equipment (except surplus or obsolete equipment) in good operating order.

         Section 5.5. Inspection. The Borrower will permit any Person designated by any of the Letter of Credit Bank or any Bank in writing, to visit and inspect any of the properties, corporate books and financial records of the Company and its Subsidiaries at the Letter of Credit Bank's or such Bank's expense, and to discuss the affairs, finances, and accounts of any such corporation with the principal officers of the Company, all at such reasonable times and as often as such Bank may reasonably request. This covenant shall be subject to applicable governmental and industrial security regulations.

         Section 5.6. Security. In the event the Company secures by mortgage, pledge, encumbrance, lien or other charge any debt other than as permitted by Section 6.1 hereof, the Company shall secure equally and ratably the indebtedness incurred hereunder.

         Section 5.7. Notice of Any Default or Event of Default. As soon as practicable (but in any event not more than five (5) days) after the Chairman of the Board, the President, or a principal financial officer of the Company obtains knowledge of a Default or an Event of Default as specified in Article VII hereof, the Company will deliver to the Agent, the Letter of Credit Bank and each Bank an Officer's Certificate specifying the nature thereof, the period of existence thereof and what action the Company has taken or proposes to take with respect thereto.

         Section 5.8. ERISA Reporting Requirements. With respect to any employee benefit plan subject to Title IV of ERISA, the Company shall, if requested by the Agent, provide the Agent with copies of the most recent annual reports or returns (IRS Form 5500), audited or unaudited financial statements and actuarial valuations with respect to such plans. In addition, the Company shall provide the Agent copies of any notice filed with the Pension Benefit Guaranty Corporation with respect to any "Reportable Event" as defined in
Section 4043 of ERISA, and the Agent shall forward copies of any such notice to the Letter of Credit Bank and the Banks.

         Section 5.9. Ratings. The Company will notify the Agent promptly after the Company becomes aware of any public announcement of the occurrence of any change in the S&P Rating or the Moody's Rating.


                                   ARTICLE VI


                               NEGATIVE COVENANTS

         Until all of its obligations hereunder have been discharged and the obligations of the Letter of Credit Bank to issue or amend the Letter of Credit and the Banks to make Loans terminated and the Letter of Credit has expired or otherwise terminated, the Company covenants that it will not and will not permit any Subsidiary to:

         Section 6.1.      Liens.    Create, assume or suffer to exist any
mortgage, pledge, encumbrance, lien or charge of any kind upon any of its property or assets, whether now owned or hereafter acquired, except: (i) mortgages, pledges, encumbrances, liens or charges where the aggregate indebtedness secured by such mortgages, pledges, encumbrances, liens or charges at any time does not exceed the sum of (a) the greater of $3,000,000,000 (USD Three Billion) or fifteen percent (15%) of Equity plus (b) the amount outstanding under the obligations described on Schedule I hereof as "Secured";
(ii) liens for taxes not yet due or which are being contested in good faith;
(iii) other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred to secure the repayment of borrowed money or other advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (iv) liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, for sums not yet due or already due but the validity of which is being contested in good faith; (v) mortgages, pledges, encumbrances, liens or other charges on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Company or another Subsidiary; (vi) any mortgage, pledge, encumbrance, lien or other charge required by Section 5.6 hereof; (vii) any mortgage, pledge, encumbrance, lien or other charge existing at the date hereof on any property owned or leased by the Company or any Subsidiary at that date securing obligations outstanding on that date; (viii) any mortgage, pledge, encumbrance, lien or other charge on any property, shares of stock or obligation existing at the time of acquisition thereof (including acquisition through merger or consolidation) or

(ix) any mortgage, pledge, encumbrance, lien or other charge on aircraft or aircraft engines (but no other assets) now owned or acquired by the Company or any Subsidiary after the date hereof to secure the payment of all or any part of the purchase price thereof or to secure any obligation incurred or for which a firm commitment is obtained prior to, at the time of, or after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof.

         Section 6.2. Debt. Create, incur, assume or suffer to exist, for the Company and the Subsidiaries taken together, (a) Current Debt in an aggregate principal amount at any one time outstanding in excess of 100% of all accounts receivable of the Company and its Subsidiaries outstanding as of the last day of the second calendar month next preceding the month in which such calculation of Current Debt is made, all computed in accordance with GAAP; or
(b) Convertible Subordinated Debt in excess of 33.3% of Equity; or (c) Funded Debt, Current Debt (other than Convertible Subordinated Debt) and all Guaranty Liabilities (as defined below) in an amount at any one time which exceeds 150% of Equity at such time. For purposes of this Section 6.2, "Guaranty Liabilities" shall mean all liabilities of the Company and any Subsidiary of the Company as guarantor, surety, accommodation endorser or other accommodation party on behalf of any Person where the underlying obligation of such Person covered by, or the subject of, such guaranty or contingent undertaking would constitute Current Debt or Funded Debt, as defined herein, if such Person were the Company; provided, however, that (x) guarantees or other contingent undertakings by the Company on behalf of any Subsidiary, by any Subsidiary on behalf of any other Subsidiary, or by any Subsidiary on behalf of the Company and (y) the contingent undertakings as set forth on Schedule III hereto, shall not constitute Guaranty Liabilities.

         Section 6.3. Mergers; Disposition of Assets. Merge or consolidate with any corporation or sell, lease or transfer or otherwise dispose of all or substantially all of its assets in any transaction or series of related transactions, except that (i) any Subsidiary may merge or consolidate with the Company or any one or more other Subsidiaries; (ii) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Company or another Subsidiary; (iii) any Subsidiary may sell or otherwise dispose of all or substantially all of its assets, provided that (a) such sale or other disposition is for a consideration which represents fair value (as determined in good faith by the Company) at the time of such sale or disposition, and (b) the assets so disposed of do not constitute all or substantially all of the aggregate assets of the Company and the Subsidiaries; (iv) the Company may dispose of aircraft in the ordinary course of its business, provided that such sale or other disposition is for a consideration which represents fair value (as determined in good faith by the Company) at the time of such sale or disposition; and (v) the Company may merge or consolidate with another corporation, provided that (a) the Company shall be the continuing or surviving corporation, (b) a majority of the board of directors of the Company for a period of six (6) months after the effective date of such merger consists of individuals who were directors of the Company twelve (12) months prior to such effective date, and (c) immediately after such merger or consolidation there shall exist no Event of Default as defined in Article VII hereof.

         Section 6.4. Leases. Enter into or permit to remain in effect any flight equipment lease agreements which, as of the close of any fiscal year, cause the Company's consolidated aircraft rentals for such fiscal year, as determined in accordance with GAAP, to exceed eight percent (8%) of the Company's consolidated operating revenues for such fiscal year, provided that any such lease agreements as may be necessary in connection with interchange agreements between the Company and other airline related businesses shall not be included in such calculation.


                                   ARTICLE VII


                                    DEFAULTS

         Section 7.1. Events of Default. Upon the occurrence of any one of the following Events of Default:

                   (a) Default in any interest payment or principal payment or mandatory prepayment on any Loan, any Reimbursement Obligation or any Letter of Credit Fee when due and the continuance thereof for five
         (5) days; or

                   (b) Default in the payment of any fee or charge (other than those specified in (a) above), when the same is due hereunder and the continuance thereof for ten (10) days after the Company's receipt of written notice that any such amount is past due; or

                   (c) The Company shall institute a voluntary case seeking liquidation or reorganization under Chapter 7 or Chapter 11, respectively, of the United States Bankruptcy Code, or shall consent to the institution of an involuntary case thereunder against it; or the Company shall otherwise institute any similar proceeding under any other applicable federal or state law, or shall consent thereto; or the Company shall apply for, or by consent or acquiescence there shall be an appointment of, a custodian, receiver, liquidator, sequestrator, trustee or other officer with similar powers, for the Company, or for all or a material part of its properties; or the Company shall make an assignment for the benefit of creditors; or the Company shall have ceased to pay its debts generally as they become due; or if an involuntary case shall be commenced seeking the liquidation or reorganization of the Company under Chapter 7 or Chapter 11, respectively, of the United States Bankruptcy Code or any similar proceeding shall be commenced against the Company under any other applicable federal or state law and (i) the petition commencing the involuntary case is not timely controverted, (ii) the petition commencing the involuntary case is not dismissed within forty-five (45) days of its filing, (iii) an interim trustee is appointed to take possession of all or a portion of the property and/or to operate all or any part of the business of the Company, or (iv) an order for relief (other than the petition itself) shall have been issued or entered therein; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, sequestrator, trustee or other officer having similar powers for the Company or for all or a part of its properties, shall have been entered; or any other similar relief shall be granted against the Company under any applicable federal or state law; or

                   (d) Default in the due observance or performance by the Company or any Subsidiary of any covenant, condition or agreement contained in Sections 6.1, 6.2, 6.3 and 6.4; or

                   (e) Default in the due observance or performance by the Company or any Subsidiary (to the extent applicable to the Subsidiary) of any covenant contained in this Agreement (other than those specified in (a), (b) and (d) above) and such default remains unremedied for a period of 30 days after written notice thereof from the Agent, the Letter of Credit Bank or any Bank to the Company; or

                   (f) Any representation or warranty made by the Company herein or in any certificate furnished to the Letter of Credit Bank or the Banks hereunder proves to have been false or breached in any material respect on the date as of which made, or any statement or certificate furnished by the Company pursuant hereto shall prove to have been false in any material respect at any date as of which the facts therein set forth were stated or certified; or

                   (g) Seizure under any legal process of a substantial share of the assets of the Company if release is not obtained within thirty (30) days of such seizure; or

                   (h) (i) Default in any payment of principal or interest on any other obligation for borrowed money or the deferred purchase price of property beyond any period of grace provided with respect thereto, or in the payment of any capital leases, or (ii) default in the performance or observance of any other agreement, term or condition contained in any agreement under which any such obligation is created, if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee acting on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity, provided in each case such obligations or agreements have aggregate outstanding amounts of $75,000,000 or more; or

                   (i) The Company shall have failed to meet its minimum funding requirements under ERISA with respect to any of its employee benefit plans which are covered by Title IV of ERISA (or to which Section 412 of the Internal Revenue Code of 1986, as amended, applies), which failure has resulted in a material liability for excise tax under
         Section 4971 of said Code; or any of its plans aforesaid shall be the subject of voluntary or involuntary termination proceedings which may result in an uninsured payment or repayment liability of the respective corporation to the Pension Benefit Guaranty Corporation (or any entity succeeding to any or all of its functions under said Act) in an amount which is material in relation to the net worth of the Company;

then, in the event that an Event of Default under (a) or (b) above should occur, any Bank may, at its option, by a written notice to the Company with copies to the Agent and to each other Bank, if such Event of Default be continuing at the time such notice is received by the Company, either: (i) declare the obligation of such Bank to extend credit to the Company hereunder to be immediately terminated, whereupon such obligation shall terminate (provided that any such termination shall not affect such Bank's obligations under Section 2.1 hereof); or (ii) declare any Loan and Reimbursement Obligations held by it to be forthwith due and payable whereupon such Loans and Reimbursement Obligations, with accrued interest thereon, shall become forthwith due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company; or (iii) demand that the Company immediately deposit as cash collateral with the Agent, for such Bank's account, an amount equal to such Bank's pro rata share of the Issued Amount of the Letter of Credit; or (iv) all of the foregoing. In the event that an Event of Default under (a), (b), or (d) through (i) above should occur, if such Event of Default be continuing, the Majority Banks may, at their option, by written notice to the Company, exercise the remedies listed in (i), (ii), (iii) and/or (iv) above and may direct the Letter of Credit Bank to deliver the Notice of Non-Reinstatement as provided in the Letter of Credit on behalf of all the Banks. In the event that an Event of Default under (c) above should occur, the Total Commitments of the Banks shall automatically terminate and the principal of and accrued interest on the Loans then outstanding, all unpaid Reimbursement Obligations and any accrued fees, together with an amount equal to the Issued Amount of the Letter of Credit (without regard to whether a draft has been presented under the Letter of Credit) to be held as cash collateral by the Agent for the Reimbursement Obligations of the Company with respect to the Letter of Credit, shall automatically become due and payable, without protest, presentment, notice or demand, all of which are expressly waived by the Company and the Majority Banks may direct the Letter of Credit Bank to deliver the Notice of Non-Reinstatement as provided in the Letter of Credit.


                                  ARTICLE VIII


                                YIELD PROTECTION

         Section 8.1. Increased Cost of Eurodollar Rate Loans. (a) If, as a result of any change after the date of this Agreement in (including the introduction of any new) applicable United States, state or foreign laws or regulations or the adoption or making of any interpretations, directives or requests thereof or thereunder by any court or governmental authority charged with the interpretation or administration thereof, one or more of the following events occur (herein called "Increased Cost Changes"):

                   (i) the basis of taxation of payments to any Bank of the principal of or interest on any Eurodollar Rate Loan or any other amounts payable under this Agreement in respect thereof (other than taxes imposed on the aggregate net income of such Bank or of its Eurodollar Lending Office by the jurisdiction in which the Bank has its principal office or such Eurodollar Lending Office) is changed; or

                  (ii) any reserve, special deposit or similar requirements against the assets of, deposits with or for the account of, or credit extended by, any Bank are imposed, modified or deemed applicable; or

                 (iii) any other condition affecting this Agreement or any Eurodollar Rate Loan is imposed on any Bank or (in the case of Eurodollar Rate Loans) the London interbank market;

and such Bank determines that, by reason thereof, the cost to such Bank of making or maintaining any of the Eurodollar Rate Loans is increased by an amount reasonably determined by such Bank, or any amount receivable by such Bank hereunder in respect of any of the Eurodollar Rate Loans is reduced by an amount reasonably determined by such Bank (such increases in cost and reductions in amounts receivable being herein called "Increased Costs"), then the Company shall pay to such Bank on the next interest payment date for the affected Eurodollar Rate Loans such additional amount or amounts (which shall be set forth in a notice from such Bank to the Company stating the cause and amount of such Increased Costs) as will compensate such Bank for such Increased Costs. Each Bank will immediately notify the Company of any event of which such Bank has knowledge that will entitle such Bank to compensation pursuant to this
Section 8.1(a) and will exercise reasonable diligence to designate a different Eurodollar Lending Office, and/or take other measures which will avoid the need for such compensation for Increased Costs and will not result in material cost to such Bank, or be otherwise disadvantageous (in such Bank's sole determination) to such Bank.

         (b) Without limiting the effect of the foregoing, the Company shall pay (without duplication as to amounts paid under Section 8.1(a) hereof) to any Bank on each interest payment date as to Eurodollar Rate Loans so long as such Bank may be required to maintain reserves against "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System an additional amount (determined by such Bank and notified to the Company through the Agent) equal to the sum of the products of the following for each Eurodollar Rate Loan for each day on which such Bank is required to maintain such reserve during the Interest Period for such Loan for which interest is being paid:

                   (i) the principal amount of such Eurodollar Rate Loan outstanding on such day; times

                  (ii) the remainder of (x) a fraction the numerator of which is LIBOR (expressed as a decimal) used to determine the Eurodollar Rate for such Eurodollar Rate Loan for such Interest Period as provided in this Agreement and the denominator of which is one minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Bank on such day minus (y) such numerator; times

                 (iii)     1/360.

         (c) Determination by any Bank for purposes of this Section 8.1 of the effect of any Increased Cost Changes on such Bank's costs of making or maintaining Eurodollar Rate Loans or on amounts receivable by it in respect of Eurodollar Rate Loans, and of the additional amounts required to compensate such Bank in respect thereof, shall be conclusive, provided that such determinations are made reasonably and in good faith.

         (d) If the Company is required to pay additional amounts to any Bank under paragraph (a) or (b) of this Section 8.1, the Company may (in addition to paying such additional amounts to such Bank) at the Company's option at any time, subject to the provisions of Section 8.3 hereof, convert all of the Eurodollar Rate Loans of such Bank which are affected by such Increased Costs to Base Rate Loans in accordance with this Agreement.

         Section 8.2. Change of Law. Notwithstanding any other provision herein, in the event that any change in applicable law, rule or regulation or in the interpretation or administration thereof (including the issuance of any new law, rule, regulation or interpretation, or any new administration thereof), of or in any jurisdiction whatsoever, shall make it unlawful for any Bank to make or maintain a Eurodollar Rate Loan (or to convert Base Rate Loans into Eurodollar Rate Loans), or shall materially restrict the authority of any Bank to purchase or sell, or to take deposits of, Eurodollars, then the obligation of such Bank to make Eurodollar Rate Loans (and the right of the Company to convert Base Rate Loans of such Bank into Eurodollar Rate Loans) shall be suspended for the duration of such illegality or restriction and the Company shall forthwith convert all Eurodollar Rate Loans of such Bank then outstanding to Base Rate Loans in accordance with the terms of this Agreement.

         Section 8.3. Funding Losses. The Company shall indemnify each Bank against, and reimburse such Bank on demand for, any loss or expense incurred or sustained by such Bank, as reasonably determined by such Bank, as a result of any payment or prepayment (whether by reason of a voluntary prepayment by the Company or by reason of a mandatory prepayment of the Loans by reason of an Event of Default or other mandatory prepayment provision relating to all outstanding Loans set forth herein) or conversion of a Eurodollar Rate Loan made by such Bank on a day other than the last day of an Interest Period for such Loan.

         Section 8.4. Increased Cost of Maintaining Letter of Credit. (a) If, as a result of any change after the date of this Agreement in (including the introduction of any new) applicable United States, state or foreign laws or regulations or the adoption or making of any interpretations, directives or requests thereof or thereunder by any court or governmental authority charged with the interpretation or administration thereof, one or more of the following events occur (herein called "Increased Letter of Credit Cost Changes"):

                   (i) any reserve, special deposit or similar requirements against the Letter of Credit are imposed, modified or deemed applicable; or

                  (ii) any other condition regarding the issuance, maintenance of, or participation in the Letter of Credit are imposed upon the Letter of Credit Bank or any other Bank, and the result of any such event shall be to increase the cost to the Letter of Credit Bank or such other Bank of issuing, maintaining, or participating in the Letter of Credit;

and the Letter of Credit Bank or such other Bank determines that, by reason thereof, the cost to the Letter of Credit Bank or such Bank of issuing, maintaining, or participating in the Letter of Credit is increased by an amount reasonably determined by the Letter of Credit Bank or such Bank, then, within fifteen (15) days of the Letter of Credit Bank or such Bank obtaining knowledge of such change in law, regulation or interpretation thereof, the Letter of Credit Bank or such Bank shall so notify the Company, and upon receipt of such notice from the Letter of Credit Bank or such Bank, the Company shall promptly pay to the Letter of Credit Bank or the Bank, from time to time as specified by the Letter of Credit Bank or the Bank, additional amounts which shall be sufficient to compensate the Letter of Credit Bank or such Bank for such increased cost.

         (b) Determinations by the Letter of Credit Bank or any Bank for purposes of this Section 8.4 of the effect of any Increased Letter of Credit Cost Change, and of the additional amounts required to compensate the Letter of Credit Bank or such Bank in respect thereof, shall be conclusive, provided that such determinations are made reasonably and in good faith.

         Section 8.5. Mandatory Repayment or Conversion on Certain Events. On the last day of an Interest Period during which any Orderly Replacement Event occurs (which relates to all Banks) and no later than four Eurodollar Business Days after any Immediate Replacement Event relating to one or more Banks, all outstanding Eurodollar Rate Loans of such Banks shall, at the option of the Company, be either: (a) prepaid in full by the Company, together with any accrued and unpaid interest thereon, or (b) converted to Base Rate Loans. Each Bank shall promptly notify the Company and Agent of any Immediate Replacement Event and any Orderly Replacement Event known to such Bank.

         Section 8.6. Survival. The obligations of the Company under Sections 8.1 through 8.4 of this Agreement shall survive the repayment of the Loans and all Reimbursement Obligations and the cancellation of the Notes.


                                   ARTICLE IX


                                    THE AGENT

         Section 9.1. Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to it as Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and the Agent hereby accepts such authorization and appointment. As to any matters not expressly provided for by this Agreement and the Notes or provided for with specific reference to this Section 9.1 (including, without limitation, enforcement or collection of the Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from action) upon the instructions of the Majority Banks and such instructions shall be binding upon all Banks and all holders of the Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the Notes or applicable law. As to any provisions of this Agreement under which action may be taken or approval given by the Majority Banks, the action taken or approval given by the Majority Banks shall be binding upon all Banks to the same extent and with the same effect as if each Bank had joined therein. The Agent shall be entitled to rely upon any note, notice, consent, certificate, affidavit, letter, teletype message, facsimile transmission, statement, order or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and, in respect of legal matters, upon the opinion of counsel selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any note or notes issued in exchange therefor. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any other Loan Document shall be construed to constitute the Agent as a trustee or fiduciary for any Bank or the Company.

         Section 9.2. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Bank for any action taken or omitted to be taken by it or by such directors, officers, agents or employees under or in connection with this Agreement or the Notes, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to any Bank for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (ii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement or the Notes; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Notes on the part of the Company or to inspect the property (including the books and records) of the Company; (iv) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the Notes, or any other instrument or document furnished pursuant thereto; and (v) shall incur no liability under or in respect to this Agreement or the Notes by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile transmission, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         Section 9.3. Agent and Affiliates. With respect to its Commitment, the Loans made by it and the Notes issued to it, if any, the Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Agent in its individual capacity. Unrelated to its role as Agent as set forth herein, the Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with, the Company, and any Person who may do business with or own securities of the Company, all as if it were not the Agent and without any duty to account therefor to the Banks.

         Section 9.4. Representations of the Banks. Each Bank acknowledges that it has, independently and without reliance upon the Agent, or any affiliate or subsidiary of the Agent, the Letter of Credit Bank, or any other Bank and based on the financial statements referred to in Section 4.4 hereof and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and that such Bank has actively engaged in the negotiation of all of the terms of this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent, the Letter of Credit Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or the Notes. The Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to the Company whether coming into its possession as of the date of this Agreement or at any time thereafter, or to notify any Bank of any Event of Default except as provided in
Section 9.5 hereof. This Agreement and all instruments or documents delivered in connection with this Agreement have been reviewed and approved by such Bank and such Bank has not relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

         Section 9.5. Events of Default. In the event of the occurrence of any Default or Event of Default, any Bank knowing of such event may (but shall have no duty to), or the Company pursuant to Section 5.7 hereof shall, give the Agent and Letter of Credit Bank written notice specifying such Event of Default or other event and expressly stating that such notice is a "notice of default". Neither the Agent nor the Letter of Credit Bank shall be deemed to have knowledge of such events unless the Agent or Letter of Credit Bank, as applicable, has received such notice. In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give written notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed in writing by the Majority Banks; provided, however, that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable and in the best interest of the Banks.

         Section 9.6. Right to Indemnity. Except for action expressly required of the Agent hereunder, the Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         Section 9.7. Indemnification. The Banks hereby agree to indemnify the Agent and the Letter of Credit Bank (to the extent not reimbursed by the Company), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent and/or the Letter of Credit Bank in any way relating to or arising out of this Agreement, the Notes and/or the Letter of Credit or any action taken or omitted by the Agent and/or the Letter of Credit Bank under this Agreement, the Notes and/or the Letter of Credit; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's or the Letter of Credit Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent and/or the Letter of Credit Bank promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent and/or the Letter of Credit Bank in connection with the administration, or enforcement of, or the preservation of any rights under, this Agreement, the Notes and/or the Letter of Credit, to the extent that the Agent or the Letter of Credit Bank is not reimbursed for such expenses by the Company.

         Section 9.8. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Company and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Company shall have the right to appoint a successor Agent, subject to confirmation by the Majority Banks. If no successor Agent shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the Agent, the Agent may, on behalf of the Banks, appoint a successor Agent who shall be willing to accept such appointment. In any event, such successor Agent shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations as agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                    ARTICLE X


                                  MISCELLANEOUS

        Section 10.1. Rights and Remedies. No delay or failure of the Banks, the Letter of Credit Bank or the Agent or any one of them or of the Company in exercising any rights, powers or privileges hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies of the Banks, the Letter of Credit Bank and the Agent or any one of them and of the Company under this Agreement are cumulative and not exclusive of any rights or remedies which they would otherwise have. Failure on the part of any Bank, the Letter of Credit Bank, the Agent or the Company to exercise any right, power or privilege given it hereunder shall not be the breach of any obligation of the Bank or the Company to any other party to this Agreement or to any other Person.

        Section 10.2. Notices. Except as otherwise expressly provided for herein, notices, which may be given or are required to be given hereunder, shall be in writing and may be mailed, postage prepaid, addressed as follows or sent by telex or facsimile:

                   (a)     If to the Company, both to:

                                    Delta Air Lines, Inc.
                                    Hartsfield Atlanta International Airport
                                    Atlanta, Georgia  30320
                                    Attention:  Treasurer
                                    Facsimile:  (404) 715-2817

                                    And to:

                                    Delta Air Lines, Inc.
                                    Hartsfield Atlanta International Airport
                                    Atlanta, Georgia  30320
                                    Attention:  General Counsel, Law Department
                                    Facsimile:  (404) 773-1657

                   (b)     If to Agent:

                                    Bayerische Hypo- und Vereinsbank AG, New
                                      York Branch
                                    150 East 42nd Street, 29th Floor
                                    New York, New York 10017
                                    Attention:  Marianne Weinzinger
                                    Facsimile:  (212) 672-5530

                                     And to:

                                    Bayerische Hypo- und Vereinsbank AG, New
                                      York Branch
                                    150 East 42nd Street, 28th Floor
                                    New York, New York 10017
                                    Attention: Letter of Credit Department
                                    Facsimile:  (212) 672-5506

                                    Bayerische Hypo- und Vereinsbank AG, New
                                      York Branch
                                    150 East 42nd Street, 30th Floor
                                    New York, New York 10017
                                    Attention:  Agency Services
                                    Facsimile:  (212) 672-5523

                   (c) If to any Bank or the Letter of Credit Bank other than the Agent at that address or facsimile number designated in writing to the Company and the Agent from time to time.

A party may specify a different address or facsimile number by furnishing such change in writing to all other parties hereto. Additionally, notice may, in lieu of being given by mail or facsimile, be delivered personally to any officer of any party to whose attention it could have been addressed.

        Section 10.3. Expenses, Indemnification, Etc. (a) The Company shall pay all reasonable costs, expenses, taxes and fees (i) incurred by the Agent in connection with the preparation, execution and delivery of this Agreement, the Notes and all other documents incident hereto or thereto (collectively, the "Loan Documents") including, without limitation (but subject to the provisions of the Fee Letter), the reasonable costs and professional fees of Chapman and Cutler, Chicago, Illinois, whether or not any transaction contemplated hereby shall be consummated, and any and all stamp, intangible or other taxes that may be payable or determined in the future to be payable in connection therewith,
(ii) incurred by the Agent in connection with the preparation, execution and delivery of any waiver, amendment or consent by the Banks, the Letter of Credit Bank or the Agent relating to the Loan Documents including, without limitation, reasonable costs and professional fees of counsel for the Agent; and (iii) actually incurred by the Agent, the Letter of Credit Bank or any of the Banks in enforcing the Loan Documents including, without limitation, reasonable attorneys' fees of counsel for the Agent, the Letter of Credit Bank or the Banks.

         (b) The Company shall indemnify the Agent, the Letter of Credit Bank and each Bank and hold the Agent, the Letter of Credit Bank and each Bank (and all directors, officers, employees and agents of any of the foregoing (the Agent, the Letter of Credit Bank, the Banks and such directors, officers, employees and agent each referred to as an "Indemnified Party")) harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by an Indemnified Party, whether jointly or severally, and whether or not such Indemnified Party is designated a party thereto, arising out of or by reason of, or relating directly or indirectly to, (i) any investigation, litigation or other proceeding, pending or threatened, regarding any actions or failure to act by the Company involving this Agreement or any transaction contemplated hereby, (ii) any actual or proposed use by the Company or any of its Subsidiaries of the proceeds from any borrowing hereunder or the Letter of Credit, or (iii) the Agent's, any Bank's, the Letter of Credit Bank's or the Company's entering into and complying with this Agreement or in issuing or delivering the Notes or the Letter of Credit and including, without limitation, the reasonable fees and disbursements of such Indemnified Party's separate counsel incurred in connection with any such investigation, litigation or other proceeding (which shall be advanced by the Company on request notwithstanding any claim or assertion that the Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking to reimburse the Company if it is actually and finally determined by a court of competent jurisdiction that the party is not so entitled). However, the indemnity of the Company set forth herein shall not cover the costs, losses, liabilities, claims, damages or expenses (x) incurred by an Indemnified Party arising out of the bad faith or willful misconduct of such Indemnified Party (as actually and finally determined by a court of competent jurisdiction) or (y) incurred by the Agent in connection with a suit, claim or cause of action brought against the Agent by a Bank pursuant to which such Bank alleges that the Agent has failed to perform the ministerial duties of the Agent as expressly set forth herein (such as administering the funding and collection of Loans, determining interest rates and the like).

         (c) The Agent, the Letter of Credit Bank and each Bank agree that in the event that any investigation, litigation, suit, action or proceeding is asserted or threatened in writing or instituted against it or any other Indemnified Party for which the Agent, the Letter of Credit Bank or any Bank may desire indemnity or defense hereunder, the Agent, the Letter of Credit Bank or such Bank shall promptly notify the Company thereof in writing and agree, to the extent appropriate, to consult with the Company with a view to minimizing the cost to the Company of its obligations under this Section 10.3.

         (d) No action taken by legal counsel chosen by an Indemnified Party in defending against any such investigation, litigation, suit, action or proceeding or requested remedial, removal or response action shall vitiate or in any way impair the obligations and duties of the Company hereunder to indemnify and hold harmless each Indemnified Party; provided, however, that if the Company is required to indemnify any Indemnified Party pursuant hereto, such Indemnified Party shall not settle or compromise any such investigation, litigation, suit, action or proceeding without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) so long as the Company has provided evidence reasonably satisfactory to such Indemnified Party that the Equity of the Company and its Subsidiaries on a consolidated basis is not less than zero.

         (e) The obligations of the Company under this Section 10.3 shall survive transfer, payment or satisfaction of any Loan, Reimbursement Obligation and Note and any amendment, supplementation, modification or termination of this Agreement.

        Section 10.4. Amendments to This Agreement and the Notes. Any provisions of this Agreement and the Notes may be amended, terminated, waived or otherwise modified in writing by the Company and the Majority Banks, and any such amendment, termination, waiver or other modification shall be binding upon all of the Banks to the same extent and with the same effect as if each Bank had joined therein; provided, however, that, notwithstanding the foregoing: (a) any provisions of this Agreement and the Notes with respect to any change in (i) the expressed maturity date of the whole or any portion of principal or interest payable hereunder or on any Loan or under any Note, (ii) the rate of interest payable on any Loan or on the Reimbursement Obligations, (iii) the amount of any Commitment (except as permitted in Sections 2.17 and 10.6), (iv) the amount or due date of any fees payable hereunder, or (v) the due date of any principal of, or interest on, any Loan, or the date on which any Reimbursement Obligation is due and payable, or (vi) this Section 10.4, may be amended or otherwise modified only in a writing signed by the Company and all of the Banks; (b) any Event of Default described in Sections 7.1(a), 7.1(b) or 7.1(c) may be waived only in a writing signed by all of the Banks; (c) no provisions of Article IX shall be amended, modified, or waived without the consent of the Agent and Letter of Credit Bank; and (d) no provisions of Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7 or 2.8 shall be amended, modified or waived without the consent of the Letter of Credit Bank. The definition of "Majority Banks" as set forth herein shall not be changed without the unanimous consent of the Banks.

        Section 10.5. Agreement as to Right of Set-off, Sharing of Losses. So long as any Loan or Reimbursement Obligation is outstanding, each Bank agrees that, if it has received payment on any Loan or Reimbursement Obligation, whether by set-off or otherwise, including, but not limited to, any payment received by such Bank under any applicable bankruptcy, insolvency or similar laws, in a greater proportion than payments made on all such Obligations then outstanding to the Banks, the Bank so receiving such greater proportionate payment agrees to purchase a portion of the Loans or Reimbursement Obligations or participations therein held by the other Banks, so that after such purchase each Bank will hold an unpaid balance on its Loans or Reimbursement Obligations or participations therein bearing the same proportion to the then outstanding aggregate principal amount of the Loans and Reimbursement Obligations as such Bank's Commitment bears to the Banks' aggregate Commitments; provided that if any amount so received by any Bank in payment of the Loans or Reimbursement Obligations or participations therein held by it shall be, as a result of the reversal of the exercise of any such right (whether by court order or voluntary action on the part of such Bank), returned to the Company or other Subsidiary or paid as directed by such court order by such Bank, then each other Bank which shall have theretofore received its share of any such payment pursuant to this
Section 10.5 shall, upon demand, promptly repay, without interest, the amount of such share to such Bank, or, if the Bank exercising such right shall not have made the purchases provided for in this Section 10.5 prior to such reversal, the other Banks shall have no further rights under this Section 10.5 in respect to such amount. Except as provided in this Section and in Sections 9.6 and 9.7, no Bank shall be responsible to any other Bank for losses or claims which such Bank may incur in connection with the transactions contemplated by this Agreement. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 10.5 may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation.

        Section 10.6. Successors and Assigns; Participations. (a) This Agreement shall be binding upon the Company, the Agent, the Letter of Credit Bank and the Banks and their respective successors and assigns, and shall inure to the benefit of the Company and the Banks and their respective successors and assigns. The Company may not assign its rights or obligations hereunder, except as permitted by Section 6.3 hereof. Other than by virtue of operation of law, no Bank shall assign any portion of its Commitment hereunder unless (a) if the assignee is not a Bank hereunder nor an affiliate of such assigning Bank, the portion of the Bank's Commitment to be assigned is equal to or greater than $5,000,000 (or such lesser amount as the Company may approve in its sole discretion), (b) the assigning Bank has received the prior written approval of the Company, the Agent and the Letter of Credit Bank to the proposed assignment (which consents of the Company and the Agent shall not be unreasonably withheld); (c) the Agent has been paid an assignment fee of $3,500 by the assigning Bank; and (d) the bank which has received the assignment of the Commitment, the assigning Bank, the Company and the Agent shall have executed an Assumption Agreement substantially in the form of Exhibit C hereto. Upon compliance with the provisions set forth above, such financial institution shall thereupon and thereafter be deemed to be a Bank for all purposes hereunder, and the Agent shall give notice to all of the Banks of the assignment.

         (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans or Reimbursement Obligations. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iv) or (v) of Section 10.4 without the consent of the Participant. The Company agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of
Article VIII with respect to its participating interest; provided that no Participant shall be entitled to receive any greater payment thereunder than the Bank which granted it a participating interest would be entitled to receive. An assignment or other transfer which is not permitted by subsection (a) above or
(c) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection.

         (c) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

        Section 10.7. Holidays. When any payment hereunder falls due on a day that is not a Business Day, such payment shall be made as herein provided on the next succeeding Business Day. Interest shall continue to accrue on the principal to be paid until it is paid.

        Section 10.8. Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         (b) Any legal action or proceeding against the Company with respect to this Agreement may be brought in any court of the State of New York sitting in the Borough of Manhattan or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts for such purposes.

         (c) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (b) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        Section 10.9. Right of Setoff. If an Event of Default shall have occurred and be continuing, the Agent, on behalf of itself, the Letter of Credit Bank and each Bank, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held any other indebtedness at any time owing by the Agent to or for the credit or the account of the Company against any and all of the obligations of the Company then existing under this Agreement held by the Agent. The right of the Agent under this Section 10.9 is in addition to other rights and remedies which the Agent, the Letter of Credit Bank or such Bank may have. Promptly following any exercise of the right of setoff, the Agent shall give the Company written notice thereof.

       Section 10.10. Execution and Effective Date. This Agreement may be executed in any number of counterparts, and any party hereto may execute this Agreement by signing any such counterpart. The Company shall deliver one such executed counterpart to the Agent and the Letter of Credit Bank and each Bank shall deliver one such executed counterpart to the Agent for further delivery to the Company. This Agreement shall be effective as of the Effective Date.

       Section 10.11. Representations of Banks. Each Bank represents for itself only that it is acquiring the Loans, Reimbursement Obligations and Notes to be acquired by it hereunder for its own account in the ordinary course of extending credit as a banking institution and not with a view to the distribution or resale thereof, subject, nevertheless, to any requirement of law that the disposition of the property of a Bank shall at all times be within its control.

       Section 10.12. Severability. Any provision of this Agreement or of the Notes which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

       Section 10.13. Entire Agreement. This Agreement and the Notes express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement, the Notes nor any term hereof or thereof may be changed, waived, discharged or terminated orally or in writing, except as provided in Section 10.4 hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed.

                                    DELTA AIR LINES, INC.


                                    By:      /s/  M. Michele Burns
                                       -----------------------------------------
                                    Title:        Senior Vice President -
                                          --------------------------------------
                                                  Finance and Treasurer
                                           -------------------------------------

Commitment:  $50,963,733            BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch, in its individual
                                      capacity as a Bank and as Agent and Letter of Credit Bank


                                    By:      /s/  Marianne Weinzinger
                                       -----------------------------------------
                                    Title:        Director
                                          --------------------------------------


                                    By:      /s/  Felicia Pierson
                                       -----------------------------------------
                                    Title:        Associate Director
                                          --------------------------------------

Commitment:  $23,000,000            ABN AMRO BANK N.V.


                                    By:      /s/  Claudia C. Heldring
                                       -----------------------------------------
                                       Title:      Group Vice President
                                             -----------------------------------


                                    By:      /s/  Carla S. Waggoner
                                       -----------------------------------------
                                       Title:      Assistant Vice President
                                             -----------------------------------

Commitment:  $23,000,000            BANK ONE, NA


                                    By:      /s/  Kenneth Kramer
                                       -----------------------------------------
                                       Title:      Managing Director
                                             -----------------------------------

Commitment:  $23,000,000            BANQUE NATIONALE DE PARIS



                                    By:      /s/  John Stacy
                                       -----------------------------------------
                                       Title:      Senior Vice President
                                             -----------------------------------

Commitment:  $23,000,000            CREDIT INDUSTRIEL ET COMMERCIAL



                                    By:      /s/  Eric Longuet
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------



                                    By:      /s/  Albert Calo
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $23,000,000            CREDIT LYONNAIS, New York Branch



                                    By:      /s/  Pascal Poupelle
                                       -----------------------------------------
                                       Title:      President and COO
                                             -----------------------------------

Commitment:  $11,500,000            DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG



                                    By:      /s/  J.W. Somers
                                       -----------------------------------------
                                       Title:      Senior Vice President
                                             -----------------------------------



                                    By:      /s/  Gary Franke
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $23,000,000            THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                    By:      /s/  Minami Miure
                                       -----------------------------------------
                                       Title:      Senior Vice President
                                             -----------------------------------

Commitment:  $23,000,000            THE MITSUBISHI TRUST & BANKING
                                      CORPORATION



                                    By:      /s/  Scott J. Paige
                                       -----------------------------------------
                                       Title:      Senior Vice President
                                             -----------------------------------

Commitment:  $23,000,000            THE SANWA BANK, LIMITED



                                    By:      /s/  Michael J. Lawrence
                                       -----------------------------------------
                                       Title:      Senior Vice President
                                             -----------------------------------

 Commitment:  $17,000,000           BANCA COMMERCIALE ITALIANA,
                                      New York Branch



                                    By:      /s/  Charles Dougherty
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------



                                    By:      /s/  J. Dickerhof
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $17,000,000            THE GOVERNOR AND COMPANY OF THE BANK OF
                                      IRELAND



                                    By:      /s/  Fiona O'Connor
                                       -----------------------------------------
                                       Title:      Senior Manager
                                             -----------------------------------



                                    By:      /s/  Conor Barrett
                                       -----------------------------------------
                                       Title:      Assistant Manager
                                             -----------------------------------

Commitment:  $17,000,000            THE BANK OF TOKYO-MITSUBISHI, LTD. --
                                           New York Branch



                                    By:      /s/  Joseph P. Devoe
                                       -----------------------------------------
                                       Title:      Attorney-in-fact
                                             -----------------------------------

Commitment:  $17,000,000            THE CHASE MANHATTAN BANK



                                    By:      /s/  Richard C. Smith
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $17,000,000            CITIBANK, N.A.



                                    By:      /s/  Henry J. Matthews
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $17,000,000            COMMERZBANK AG



                                    By:      /s/  Harry Yergey
                                       -----------------------------------------
                                       Title:  Senior Vice President and Manager
                                              ----------------------------------


                                    By:      /s/  Subash Viswanathan
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $17,000,000            LANDESBANK SACHSEN GIROZENTRALE



                                    By:      /s/  Stefan Pfisterer
                                       -----------------------------------------
                                       Title:      Assistant Director
                                             -----------------------------------



                                    By:      /s/  Hermann Stengel
                                       -----------------------------------------
                                       Title:      Assistant Director
                                             -----------------------------------

Commitment:  $17,000,000            NORDDEUTSCHE LANDESBANK GIRZENTRALE,
                                         New York Branch and/or Cayman Islands
                                         Branch



                                    By:      /s/  Stephanie Finnen
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------



                                    By:      /s/  Stephen K. Hunter
                                       -----------------------------------------
                                       Title:      Senior Vice President
                                             -----------------------------------

Commitment:  $17,000,000            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                      New York Branch



                                    By:      /s/  Alan S. Bookspan
                                       -----------------------------------------
                                       Title:      Director
                                             -----------------------------------



                                    By:      /s/  Walter T. Duffy III
                                       -----------------------------------------
                                       Title:      Associate Director
                                             -----------------------------------

Commitment:  $10,000,000            THE DAI ICHI KANGYO BANK, LIMITED



                                    By:      /s/  Robert P. Gallagher, Jr.
                                       -----------------------------------------
                                       Title:      Vice President
                                             -----------------------------------

Commitment:  $11,500,000            DEUTSCHE VERKEHRSBANK AG



                                    By:      /s/  Constance Laudenschlager
                                       -----------------------------------------
                                       Title:      Assistant Vice President
                                             -----------------------------------



                                    By:      /s/  Christian Wulf
                                       -----------------------------------------
                                       Title:      Assistant Vice President
                                             -----------------------------------

                                    EXHIBIT A


                                  FORM OF NOTE

$-----------------                                         ------------, -------

         FOR VALUE RECEIVED, DELTA AIR LINES, INC., a Delaware corporation (the "Maker"), promises to pay to the order of ____________________________ (together with any successor and assign thereof or any subsequent holder hereof referred to herein as the "Holder") in lawful money of the United States the lesser of
(a) _________________ Dollars or (b) the aggregate unpaid principal amount of all Loans which are still outstanding and which were made to the Maker by the Holder pursuant to that certain Credit Agreement dated as of May 19, 2000 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"; terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement) by and among the Maker, the Banks party thereto and Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent, at the Main Office of the Agent, or at such other place as is otherwise specified in the Credit Agreement. The Maker shall repay the principal amount of this Note on the dates and at the times set forth in the Credit Agreement. The outstanding principal amount hereof shall bear interest at the rates and shall be payable at the times set forth in the Credit Agreement.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement. To the extent provided in the Credit Agreement, this Note is subject to voluntary prepayment, in whole or in part, without premium or penalty.

         Upon the occurrence of an Event of Default, the aggregate unpaid principal amount of all Loans evidenced hereby which are still outstanding and accrued interest thereon may become due and payable in the manner and with the effect provided in the Credit Agreement.

         Time is of the essence of this Note, and in case this Note is not paid when due, and is subsequently collected by law or through an attorney at law, or under advice therefrom, the Maker agrees to pay all costs of collection incurred by the Holder including, without limitation, the reasonable fees and disbursements of counsel to the Holder.

         The undersigned and all endorsers or other parties to this Note hereby waive presentment, demand for payment, protest and notice of nonpayment.

         This Note shall be construed and performance thereof shall be determined according to the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note as of the date first written above.

                                    DELTA AIR LINES, INC.


                                    By
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   EXHIBIT B-1


             FORM OF NOTICE AND AGREEMENT REGARDING ADDITION OF BANK

                                                                          [Date]

Bayerische Hypo- und Vereinsbank AG,
   New York Branch, as Agent
150 East 42nd Street, 30th Floor
New York, New York  10017
Attention:  Agency Services

Delta Air Lines, Inc.
Administrative Center
Hartsfield Atlanta International Airport
Atlanta, Georgia  30320
Attention:  Treasurer

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of May 19, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement") by and among Delta Air Lines, Inc. (the "Company"), the Banks party thereto and Bayerische Hypo- und Vereinsbank AG, New York, as Agent. Terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement.

          1. Pursuant to Section 2.17.3 of the Credit Agreement, the undersigned hereby requests that it become a Bank under the Credit Agreement. The proposed Commitment of the undersigned as a Bank under the Credit Agreement would equal $___________. The undersigned proposes that the undersigned shall become a Bank under the Credit Agreement on the later of (a) the date of consent by the Company and the Letter of Credit Bank and (b) ___________________ (the "Effective Date").

          2. Effective upon the Effective Date, the undersigned hereby assumes all of the obligations of a Bank having a Commitment of $______________ under the Credit Agreement as if the undersigned were an original Bank and signatory under the Credit Agreement including, but not limited to, the obligation of a Bank to make Loans to the Company thereunder and to reimburse the Agent, for the account of the Letter of Credit Bank, for Drawings under the Letter of Credit to the extent of the Commitment of the undersigned, and to indemnify the Agent as provided therein. In this connection, the undersigned hereby represents that it has received and reviewed a copy of the Credit Agreement and hereby ratifies and approves all of the terms and conditions of the Credit Agreement and the other documents executed and delivered in connection therewith.


                                     B-1-1

          3. For purposes of delivering any notice to the undersigned as a Bank under the Credit Agreement, the following sets forth the address of the undersigned for such purpose:

                                    -----------------------------
                                    -----------------------------
                                    -----------------------------
                                    Telecopy No.
                                                -----------------
                                    Attention:
                                              -------------------

          4. The undersigned acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof, or any other Bank and based on the financial statements supplied by the Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Bank under the Credit Agreement. The undersigned also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or its respective Note. The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide the undersigned with any credit or other information with respect to the Company or to notify the undersigned of an Event of Default except as provided in Section 9.5 of the Credit Agreement. The undersigned has not relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

          5. This letter agreement shall not be binding against the undersigned unless and until the Company and the Agent have executed their consent to the foregoing at the space provided below.

          6. THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7. This letter agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.


                                    Very truly yours,

                                    [FINANCIAL INSTITUTION]


                                    By:
                                       -----------------------------------------
                                        Name
                                            ------------------------------------
                                        Title:
                                              ----------------------------------

         The Company hereby agrees that, on the Effective Date, _____________________ ("______________") shall be a Bank under the Credit
Agreement having a Commitment equal to


                                     B-1-2

$________________ pursuant to the terms and conditions set forth above. The Company agrees that ____________________________ shall have all of the rights and remedies of a Bank under the Credit Agreement as if __________________ were an original Bank signatory under the Credit Agreement including, but not limited to, the right of a Bank to receive payments of principal and interest with respect to the Loans made by the Banks and to receive the commitment and other fees payable to the Banks as provided in the Credit Agreement. Further, _______________________ shall be entitled to the indemnification provisions from the Company in favor of the Banks as provided in the Credit Agreement.

                                    DELTA AIR LINES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



         The Agent hereby consents to ___________________ becoming a Bank under the Credit Agreement pursuant to the foregoing terms and conditions [and confirms that each of the Banks also consent thereto].

                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch, as Agent


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

         The Letter of Credit Bank hereby consents to ___________________ becoming a Bank under the Credit Agreement pursuant to the foregoing terms and conditions.


                                     B-1-3

                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch, as Letter of Credit Bank


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------


                                     B-1-4

                                   EXHIBIT B-2


                       FORM OF AGREEMENT OF EXISTING BANK
                            TO REPLACE REPLACED BANK


Bayerische Hypo- und Vereinsbank AG,
   New York Branch, as Agent
150 East 42nd Street, 30th Floor
New York, New York  10017

Attention:  Agency Services

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of May 19, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement") by and among Delta Air Lines, Inc. (the "Company"), the Banks party thereto and Bayerische Hypo- und Vereinsbank AG, New York Branch, as Agent. Terms used herein and not defined herein have their respective defined meanings as set forth in the Credit Agreement.

         Pursuant to Section 2.17.3 of the Credit Agreement, the undersigned Bank (the "Existing Bank") hereby agrees to assume [$___________] of the obligations and Commitment of ________________________________ (the "Replaced Bank") under the Credit Agreement. Accordingly, the Commitment of the Existing Bank shall be increased from $_______________ to $________________. Except for the increase in the Commitment contemplated hereby, the Existing Bank shall continue to have all of the rights, remedies, duties and obligations of a Bank under the Credit Agreement.

                                    Very truly yours,

                                    [EXISTING BANK]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------


                                     B-2-1

         The Company hereby consents to the above-described increase in the Commitment of [Insert Bank] under the Credit Agreement.

                                    DELTA AIR LINES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

         The Letter of Credit Bank hereby consents to the above-described increase in the Commitment of [Insert Bank] under the Credit Agreement.

                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch, as Letter of Credit Bank


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                     B-2-2

                                    EXHIBIT C


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         AGREEMENT dated as of __________, ______, among _______________________
(the "Assignor"), _______________________ (the "Assignee"), DELTA AIR LINES, INC., (the "Company") and BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as Agent (the "Agent").


                                   WITNESSETH:

         WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of May 19, 2000 among the Company, the Assignor and the other Banks party thereto, as Banks, Bayerische Hypo- und Vereinsbank AG, New York Branch, as Letter of Credit Bank and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Company and participate in Drawings made under the Letter of Credit in an aggregate principal amount at any time outstanding not to exceed $______________.

         WHEREAS, Loans made to the Company by the Assignor and Reimbursement Obligations owed to the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof and a description of the interest rates and interest periods of such Loans and Reimbursement Obligations is attached as Schedule 1 hereto; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $ __________ (the "Assigned Amount"), together with a corresponding portion of the outstanding Loans and Reimbursement Obligations owed to Assignor, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

           Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

           Section 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof and Reimbursement Obligations owed to Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

           Section 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.* It is understood that fees accrued to the date hereof with respect to the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

           Section 4. Consent of the Company. This Agreement is conditioned upon the consent of the Company, Agent and Letter of Credit Bank pursuant to
Section 10.6(a) of the Credit Agreement. The execution of this Agreement by the Company, Agent and Letter of Credit Bank is evidence of this consent. Pursuant to Section 10.6(a) the Company agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

           Section 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the validity and enforceability of the obligations of the Company in respect of the Credit Agreement or any Note. The Assignee (i) acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company and (ii) designates as its address for notices the office set forth beneath its name on the signature page hereof.

           Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

--------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

           Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                                            , as Assignor
                                    ------------------------

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                                            , as Assignee
                                    ------------------------

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address for Notices:


                                       ----------------------

                                       ----------------------

                                       ----------------------

                                       Attention:
                                                 -------------------------------
                                       Telephone:
                                                 -------------------------------
                                       Telecopy:
                                                --------------------------------


         The undersigned consent to the foregoing assignment.

                                    DELTA AIR LINES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    BAYERISCH HYPO- UND VEREINSBANK AG, NEW
                                      YORK BRANCH, as Agent


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    BAYERISCH HYPO- UND VEREINSBANK AG, NEW
                                      YORK BRANCH, as Letter of Credit Bank


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    THE AGENT:

                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch, as Agent



                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    THE LETTER OF CREDIT BANK:



                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch, as Letter of Credit Bank



                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT D


                     IRREVOCABLE DIRECT-PAY LETTER OF CREDIT





                                    May 19, 2000

IRREVOCABLE LETTER OF CREDIT NO. SB103387

Wilmington Trust Company,
  as Trustee
Rodney Square North
1100 N. Market Street
Wilmington, Delaware  19890

Attention:  Corporate Trust Administration

         At the request and for the account of our customer, Delta Air Lines, Inc., a Delaware corporation (the "Company"), we hereby establish in your favor, as Trustee (the "Trustee") under the Indenture of Trust dated as of August 1, 1993 (the "Indenture") among the Company, the Trustee and Fidelity Management Trust Company, as ESOP Trustee, relating to $290,194,981 in aggregate original and outstanding principal amount of Series C Guaranteed Serial ESOP Notes Due 2009 (the "Series C Notes"), issued by the Delta Family-Care Savings Plan and the trust established thereunder (together, the "ESOP") pursuant to several Note Purchase Agreements, each dated February 22, 1990 and each as amended by Amendment No. 1 thereto dated as of July 27, 1999, among the ESOP, as issuer, the Company, as guarantor, and the respective purchasers named therein (collectively, the "Note Purchase Agreements"), our direct-pay Irrevocable Letter of Credit No. SB103387 (the "Letter of Credit") in the initial amount of $420,963,733 (as reduced or reinstated from time to time in accordance with the provisions hereof, the "Stated Amount"), of which

                   (i) an amount not exceeding $290,194,981 (as reduced from time to time in accordance with the terms hereof, the "Principal Component"), may be drawn upon with respect to payment of the unpaid principal amount of the Series C Notes or the portion of the Purchase Price (as defined in the Indenture) of the Series C Notes equal to the principal amount of Series C Notes tendered for purchase pursuant to
         Section 3.01 of the Indenture (hereinafter referred to as "Tendered Series C Notes"),

                  (ii)     (x)      an amount not exceeding $32,506,675 (as
         reduced or reinstated from time to time in accordance with the terms hereof, the "Interest Component") may be drawn upon with respect to payment of interest accrued on the Series C Notes, or the portion of the Purchase Price of Tendered Series C Notes representing interest on such Series C Notes, on or prior to their stated maturity date, and

                 (iii) an amount not exceeding $98,262,077 (as reduced from time to time in accordance with the terms hereof, the "Premium Component") may be drawn upon with respect to payment of the Make Whole Premium Amount (as defined in the Note Purchase Agreements) payable in connection with a redemption of Series C Notes or the portion of the Purchase Price of Tendered Series C Notes representing the Make Whole Premium Amount on the principal amount of such Tendered Series C Notes.

The Stated Amount, and the Principal Component, Interest Component and Premium Component, which components constitute the Stated Amount, shall be reduced from time to time, effective upon our receipt of notice from the Trustee in the form of Exhibit D, Exhibit E or Exhibit F attached hereto, by the applicable amounts specified in such notice. This Letter of Credit shall be effective immediately and shall expire on May 19, 2003 (the "Scheduled Expiration Date") unless terminated earlier in accordance with the provisions hereof or unless renewed or extended. All drawings under this Letter of Credit will be paid with our own funds.

         Funds under this Letter of Credit will be made available to you against receipt by us of the following items at the times required below:

                   (A) your sight draft payable on the date such draft is drawn on us, stating on its face: "Drawn under Bayerische Hypo- und Vereinsbank AG, New York Branch, Irrevocable Letter of Credit No. SB103387" and

                   (B)     (i)      if the drawing is being made with respect to
         the payment of principal of the Series C Notes or the portion of the Purchase Price of Tendered Series C Notes equal to the principal amount of such Tendered Series C Notes (an "A Drawing"), receipt by us of your written certificate in the form of Exhibit A attached hereto appropriately completed and signed by your Authorized Officer; (ii) if the drawing is a drawing contemplated by the second sentence of Section 2.05(a) of the Indenture (a "B Drawing"), receipt by us of your written certificate in form of Exhibit B-1 attached hereto appropriately completed and signed by your Authorized Officer; (iii) if the drawing is not a drawing referred to in clause (ii) above and is being made with respect to the payment of Interest or the portion of any Purchase Price of Tendered Series C Notes representing Interest (also a "B Drawing"), receipt by us of your written certificate in the form of Exhibit B-2 attached hereto appropriately completed and signed by your Authorized Officer; or (iv) if the drawing is being made with respect to the payment of the Make Whole Premium Amount on any Series C Notes or the portion of any Purchase Price of Tendered Series C Notes representing the Make Whole Premium Amount (a "C

         Drawing"), receipt by us of your written certificate in the form of Exhibit C attached hereto appropriately completed and signed by your Authorized Officer.

Presentation of such draft(s) and certificate(s) shall be made at our office located at 150 East 42nd Street, 28th Floor, New York, New York 10017,
Attention: Letter of Credit Department, or at any other office which may be designated by us by written notice delivered to you.

         If a drawing is made by you hereunder at or prior to 10:00 A.M., Eastern time, on a business day, and provided that the requirement set forth above has been strictly satisfied and that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified in immediately available funds, not later than 4:00 P.M., Eastern time, on the same business day or not later than 10:00 A.M., Eastern time, on such later business day as you may specify. If a drawing is made by you hereunder at or prior to 4:00 P.M., Eastern time, on a business day, and provided that the requirement set forth above has been strictly satisfied and that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified in immediately available funds, not later than 10:00 A.M., Eastern time, on the next succeeding business day or not later than 10:00 A.M., Eastern time, on such later business day as you may specify. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so.

         Demands for payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us as provided in the next paragraph. Each (x) "A Drawing" honored by the Bank hereunder shall pro tanto reduce the Principal Component by the amount in the related certificate, (y) "B Drawing" honored by the Bank hereunder shall pro tanto reduce the Interest Component by the amount thereof stated in the related certificate in the form of Exhibit B-1 or Exhibit B-2, as the case may be, and (z) "C Drawing" honored by the Bank hereunder shall pro tanto reduce the Premium Component. In addition, upon our honoring of any "A Drawing" in connection with the payment of principal of Notes or the portion of the Purchase Price of Tendered Series C Notes equal to the principal amount of such Tendered Series C Notes, the Interest Component shall be reduced by an amount that bears the same proportion to $32,506,675 as the principal amount of Series C Notes paid or purchased with the funds so drawn bears to $290,194,981. Each reduction referred to in this paragraph shall result in a corresponding reduction in the Stated Amount and the amount available to be drawn under this Letter of Credit.

         All amounts drawn under this Letter of Credit and paid by us which are identified in a Certificate for "B Drawing" in the form of Exhibit B-1 or Exhibit B-2 accompanying the draft pursuant to which such payment was made shall be automatically reinstated on the tenth calendar day following the date of payment by us of the amount so drawn and shall not result in a reduction in the Stated Amount of this Letter of Credit or the Interest Component of this Letter of Credit unless, prior to the expiration of such ten day period, we shall have delivered to you at your address to which this Letter of Credit is addressed (or to such other address as you shall have specified in writing to us) a Notice of Non-Reinstatement in the form attached as Exhibit I.

         Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you, your designee or your account of the amount demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to you or any other person who may have made to you or makes to you a demand for payment of principal of, interest or Make Whole Premium Amount on, any Series C Note. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded in any sight draft(s) or your calculations or your representations in any certificate required under this Letter of Credit.

         This Letter of Credit applies only to the payment of principal of and Make Whole Premium Amount, if any, and up to 390 days' interest accruing on the Series C Notes.

         Upon the earliest of (i) the Scheduled Expiration Date, (ii) the honoring by us of (x) a drawing hereunder with respect to the Purchase Price of any Series C Notes or (y) the final drawing otherwise available hereunder, and
(iii) our receipt of a certificate signed by your Authorized Officer in the form of Exhibit G attached hereto, this Letter of Credit shall automatically terminate and shall be delivered to us for cancellation.

         Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address set forth in the seventh preceding paragraph, specifically referring thereon to this Letter of Credit by number.

         Notwithstanding anything to the contrary contained in Rule 6 of the ISP 98 (as defined below), this Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively so transferred. Transfer of this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Exhibit H attached hereto appropriately completed.

         As used herein (a) "Authorized Officer" shall mean any person signing as one of your Vice Presidents, Assistant Vice Presidents, Senior Financial Services Officers or Financial Services Officers and (b) "business day" shall mean any day other than (i) a Saturday, Sunday or legal holiday in the State of New York or (ii) a day on which banks in New York, New York are authorized or required to close.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Series C Notes), except only the drafts(s) and certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such draft(s) and certificate(s).

         This Letter of Credit is subject to the International Standby Practices 1998, published by the Institute of International Banking Law and Practice, Inc. (the "ISP 98"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the ISP 98, be governed by and construed in accordance with the laws of such State.

                                    Very truly yours,

                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT A


                           CERTIFICATE FOR "A DRAWING"

         The undersigned, a duly authorized officer of _________________________ (the "Trustee"), hereby certifies to Bayerische Hypo- und Vereinsbank AG, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. SB103387 (the "Letter of Credit"; any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Indenture for the holders of the Series C Notes.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of (check one)

                           [  ]  principal of the Series C Notes

                           [  ]  the portion of the Purchase Price of the
                                 Tendered Series C Notes equal to the
                                 principal amount of such Tendered Series C
                                 Notes.

                  (3) The amount of the payment identified in paragraph (2) above, that is, or within two business days of the date hereof will be, due and payable is $____________ and the amount of the draft accompanying this Certificate does not exceed such amount and such amount does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment identified in paragraph (2) above.

                  (4) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series C Notes, the Note Purchase Agreements, the Indenture and the Letter of Credit.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal of the Series C Notes or the portion of the Purchase Price of Tendered Series C Notes representing the principal amount of such Tendered Series C Notes, as indicated in paragraph (2) above, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of __________________, ______.

                                    [NAME OF TRUSTEE]



                                    By
                                      Title:

                                                                     EXHIBIT B-1


                           CERTIFICATE FOR "B DRAWING"

         The undersigned, a duly authorized officer of _____________________________ (the "Trustee"), hereby certifies to Bayerische Hypo- und Vereinsbank AG, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. SB103387 (the "Letter of Credit"; any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Indenture for the holders of the Notes.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of (check one)

                           [  ]  interest accrued on the Series C Notes since
                                 the most recent Interest Payment Date (as defined in the Indenture)

                           [  ]  the Monthly Interest Drawing Amount (as defined
                                 in the Indenture).

                  (3) The amount of the payment identified in paragraph (2) above that has so accrued in accordance with the terms of the Series C Notes is: $____________, and the amount of the draft accompanying this Certificate does not exceed such amount and such amount does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment identified in paragraph (2) above.

                  (4) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series C Notes, the Note Purchase Agreements, the Indenture and the Letter of Credit.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will deposit the same in the Interest Reserve Account (as defined in the Indenture), (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of __________________, ____.

                                    [NAME OF TRUSTEE]



                                    By
                                      Title:

                                                                     EXHIBIT B-2


                           CERTIFICATE FOR "B DRAWING"

         The undersigned, a duly authorized officer of __________ (the "Trustee"), hereby certifies to Bayerische Hypo- und Vereinsbank AG, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. SB103387 (the "Letter of Credit"; any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Indenture for the holders of the Series C Notes.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of (check one)

                           [  ]   Interest accrued on the Series C Notes

                           [  ]   the portion of the Purchase Price of
                                  Tendered Series C Notes representing
                                  Interest on such Notes.

                  (3) The amount of the payment identified in paragraph (2) above that is, or within two business days of the date hereof will be, due and payable is: $__________, and the amount of the draft accompanying this Certificate does not exceed such amount and such amount does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment identified in paragraph (2) above.

                  (4) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series C Notes, the Note Purchase Agreements, the Indenture and the Letter of Credit.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of interest on the Series C Notes or the portion of the Purchase Price representing interest on Tendered Series C Notes, as indicated in paragraph (2) above, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________ day of ____________ ______.

                                    [NAME OF TRUSTEE]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT C


                           CERTIFICATE FOR "C DRAWING"

         The undersigned, a duly authorized officer of __________ (the "Trustee"), hereby certifies to Bayerische Hypo- und Vereinsbank AG, New York Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. SB103387 (the "Letter of Credit"; any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

                  (1) The Trustee is the Trustee under the Indenture for the holders of the Series C Notes.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of (check one)

                           [  ]     the Make Whole Premium Amount payable in
                                    connection with a redemption or repurchase of Series C Notes

                           [  ]     the portion of the Purchase Price of
                                    Tendered Series C Notes representing the
                                    Make Whole Premium Amount on the principal amount of such Tendered Series C Notes.

                  (3) The amount of the payment identified in paragraph (2) above, that is, or within two business days of the date hereof will be, due and payable is $_________, and the amount of the draft accompanying this Certificate does not exceed such amount.

                  (4) The amount being drawn under the draft accompanying this Certificate is $___________, and such amount does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment identified in paragraph (2) above.

                  (5) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series C Notes, the Note Purchase Agreements, the Indenture and the Letter of Credit.

                  (6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the Make Whole Premium Amount on the Series C Notes or the portion of the Purchase Price of Tendered Series C Notes representing the Make Whole Premium Amount on the principal amount of such Tendered Series C Notes, as indicated in paragraph (2) above, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _________ day of ____________ ______.

                                    [NAME OF TRUSTEE]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT D


            INSTRUCTION TO REDUCE STATED AMOUNT AND PREMIUM COMPONENT


                               -------------, ----



Bayerische Hypo- und Vereinsbank AG,
   New York Branch
150 East 42nd Street, 28th Floor
New York, New York 10017
Attention:  Letter of Credit Department


         Re:         Irrevocable Letter of Credit No. SB103387

Gentlemen:

         We refer to the above-referenced Irrevocable Letter of Credit (the "Letter of Credit"), issued to us in our capacity as Trustee under the Indenture of Trust (the "Indenture") dated as of August 1, 1993 among Delta Air Lines, Inc. (the "Company"), Fidelity Management Trust Company and Wilmington Trust Company. Terms used herein and not otherwise defined herein are used herein as defined in the Letter of Credit.

         Pursuant to Section 2.04(b) of the Indenture, we hereby authorize and instruct you to reduce each of the Stated Amount and the Premium Component by $__________(1)

                                    Very truly yours,

                                    [Name of Trustee]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------
----------------
(1) Insert amount of Premium Component reduction specified in the Officer's Certificate delivered pursuant to Section 2.04(b) of the Indenture.

                                                                       EXHIBIT E


                       INSTRUCTION TO REDUCE STATED AMOUNT
                      AND PRINCIPAL AND INTEREST COMPONENTS


                               -------------, ----


Bayerische Hypo- und Vereinsbank AG,
   New York Branch
150 East 42nd Street, 28th Floor
New York, New York 10017
Attention:  Letter of Credit Department


         Re:      Irrevocable Letter of Credit No. SB103387

Gentlemen:

         We refer to the above-referenced Irrevocable Letter of Credit (the "Letter of Credit"), issued to us in our capacity as Trustee under the Indenture of Trust (the "Indenture") dated as of August 1, 1993 among Delta Air Lines, Inc. (the "Company"), Fidelity Management Trust Company and Wilmington Trust Company. Terms used herein and not otherwise defined herein are used herein as defined in the Letter of Credit.

         Pursuant to Section 2.04[(c)] [(d)] of the Indenture, we hereby authorize and instruct you to reduce the Stated Amount by $__________,(1) and to reduce

                   (i)     the Principal Component by $__________,(2) and

----------------

(1)      Insert sum of component reductions set forth below.

(2) Insert, as appropriate, (x) aggregate principal amount of Notes specified as having been purchased by the Company or one or more of its Subsidiaries or Affiliates (as such terms are defined in the Note Purchase Agreements (as defined in the Indenture)), or the ESOP, in the Officer's Certificate delivered pursuant to Section 2.04(c) or (y) aggregate principal amount of Notes specified as covered by an Approved Credit Enhancement (as defined in the Note Purchase Agreements) other than the Letter of Credit in the Officer's Certificate delivered pursuant to Section 2.04(d).

                  (ii)     the Interest Component by $___________.(3)

                                    Very truly yours,

                                    [NAME OF TRUSTEE]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------


---------------

(3) Insert an amount that bears the same proportion to $32,506,675 as the principal amount of Series C Notes specified in the Officer's Certificate referred to above bears to $290,194,981.

                                                                       EXHIBIT F


                    INSTRUCTION TO REDUCE INTEREST COMPONENT


                               -------------, ----



Bayerische Hypo- und Vereinsbank AG,
   New York Branch
150 East 42nd Street, 28th Floor
New York, New York 10017
Attention:  Letter of Credit Department


         Re:      Irrevocable Letter of Credit No. SB103387

Gentlemen:

         We refer to the above-referenced Irrevocable Letter of Credit (the "Letter of Credit"), issued to us in our capacity as Trustee under the Indenture of Trust (the "Indenture") dated as of August 1, 1993 among Delta Air Lines, Inc. (the "Company"), Fidelity Management Trust Company and Wilmington Trust Company. Terms used herein and not otherwise defined herein are used herein as defined in the Letter of Credit.

         Pursuant to Section 2.05(a) of the Indenture, we hereby authorize and instruct you to reduce the Stated Amount by $__________(1), and to reduce the Interest Component by $__________.

                                    Very truly yours,

                                    [NAME OF TRUSTEE]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

--------------
(1) Insert amount of Interest Component reduction specified in the Officer's Certificate delivered pursuant to Section 2.05(a) of the Indenture.

                                                                       EXHIBIT G


                    INSTRUCTION TO TERMINATE LETTER OF CREDIT


                              -------------, ------



Bayerische Hypo- und Vereinsbank AG,
   New York Branch
150 East 42nd Street, 28th Floor
New York, New York 10017
Attention:  Letter of Credit Department


         Re:      Irrevocable Letter of Credit No. SB103387

Gentlemen:

         We refer to the above-referenced Irrevocable Letter of Credit, issued to us in our capacity as Trustee under the Indenture of Trust (the "Indenture") dated as of August 1, 1993, among Delta Air Lines, Inc., Fidelity Management Trust Company and Wilmington Trust Company.

         [An event described in clause [(i)] [(ii)] [(iii)] [(iv)] [(v)] of
Section 2.04(a) of the Indenture has occurred] [ We have received an Officer's Certificate (as defined in the Indenture) pursuant to clause (vi) of Section 2.04(a) of the Indenture to the effect that the Letter of Credit is to be terminated on the date hereof]1 and we are returning the Letter of Credit herewith marked canceled.

                                    Very truly yours,

                                    [NAME OF TRUSTEE]


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

--------------
(1)      Bracketed language to be inserted as appropriate.

                                                                       EXHIBIT H


                             INSTRUCTION TO TRANSFER



Bayerische Hypo- und Vereinsbank AG,
   New York Branch
150 East 42nd Street, 28th Floor
New York, New York 10017
Attention:  Letter of Credit Department


         Re:      Irrevocable Letter of Credit No. SB103387

Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably instructs you to transfer to:

                              (Name of Transferee)

                          -----------------------------
                                    (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture of Trust between Delta Air Lines, Inc., Fidelity Management Trust Company, as ESOP Trustee, and Wilmington Trust Company, as Trustee, dated as of August 1, 1993.

         By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof.

         The Letter of Credit is returned herewith and in according therewith we ask that this transfer be effected.

                                    Very truly yours,

                                    [                 ]
                                     -----------------

                                    By:
                                       -----------------------------------------
                                       [Name and Title]

                                                                       EXHIBIT I


                           NOTICE OF NON-REINSTATEMENT



[Name and address
of Trustee]


         Re:      Irrevocable Letter of Credit No. SB103387

         The undersigned, duly authorized officers of Bayerische Hypo-und Vereinsbank, AG, New York Branch ("HypoVereinsbank"), with respect to the Irrevocable Letter of Credit referred to above (the "Credit"), (a) hereby notify you that an Event of Default (as therein defined) under the Credit Agreement (as defined in the Indenture (as defined in the Credit)) has been declared by the Majority Banks (as defined in the Credit Agreement) pursuant to Article VII of the Credit Agreement and written notice thereof has been received by HypoVereinsbank or an Event of Default specified in Section 7.1(c) of the Credit Agreement has occurred and (b) hereby direct you to declare a Purchase Date in accordance with the terms of the Indenture.

                                    Sincerely,

                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                      New York Branch


                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------
Date:
     --------------------------

                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                                                     EXHIBIT E-1

              FORM OF OPINION OF ASSOCIATE GENERAL COUNSEL OF DELTA
                                  May 19, 2000



To the Banks, the Letter of Credit Bank
   and Agent Referred to Below
c/o Bayerische Hypo- und Vereinsbank AG,
   New York Branch, as Agent
150 East 42nd Street, 30th Floor
New York, New York 10017

Ladies and Gentlemen:

         This opinion is delivered to you in connection with the Credit Agreement dated as of May 19, 2000 (the "Credit Agreement") among Delta Air Lines, Inc., a Delaware corporation (the "Company"), each of the financial institutions initially a signatory thereto, together with those assignees pursuant to Section 10.6 thereof (the "Banks"), and Bayerische Hypo- und Vereinsbank AG, New York Branch, as Letter of Credit Bank and Agent. This opinion is given pursuant to clause (b) of Section 3.1 of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein have the same meaning as ascribed to them in the Credit Agreement.

         In connection with the opinions expressed below, I or counsel under my general supervision have examined the Credit Agreement and originals or copies, certified or otherwise identified to my satisfaction, of such other agreements, documents, certificates and statements of government officials and other papers as I deemed necessary or advisable as a basis for such opinions. In all such examinations, I have assumed the genuineness of all signatures (other than those on behalf of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified or photostatic copies, and as to certificates and telegraphic and telephonic confirmations given by public officials, I have assumed the same to have been properly given and to be accurate. I have also assumed that all documents and instruments executed by the parties to this transaction (other than the Company) have been duly and validly executed and delivered by such parties; that the agreements entered into as part of this transaction are the legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their terms; and that such parties have obtained all required consents, permits and approvals required to enter into and perform such documents and instruments.

         Based on the foregoing, and subject to any exceptions or qualifications expressly noted herein, I am of the opinion that:

         1. The Company is a corporation duly organized, existing, and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of the Credit Agreement is within the Company's corporate powers.

         2. The Company has the necessary corporate power to carry on its business as now being conducted.

         3. The Company is an "air carrier" within the meaning of the Federal Aviation Act of 1958, as amended, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States of America (other than that of its incorporation) in which it has intrastate routes or has a principal office or major overhaul facility and where the failure to so qualify would have a material adverse effect on the financial condition or operations of the Company and its subsidiaries, taken as a whole.

         4. The Company has title to all of the flight equipment which it owns free and clear of all liens and encumbrances except as permitted by the Credit Agreement.

         5. To my knowledge without independent inquiry, all leases of flight equipment to which the Company is a party are valid and binding upon the lessors.

         6. No consent of stockholders of the Company to the mortgages, pledges, encumbrances, liens or other charges referred to in Section 5.6 of the Credit Agreement is required by law or by the Certificate of Incorporation or By-laws of the Company or otherwise.

         7. All corporate steps necessary to authorize the execution and delivery of the Credit Agreement and the Company's performance thereunder have been taken, and no consent, approval, authorization, permit or license from any federal, state or other regulatory authority is required in connection therewith. The Credit Agreement has been duly executed and delivered by the Company.

         8. The borrowings pursuant to the Credit Agreement, the issuance of the Letter of Credit for the account of the Company and the execution and delivery of the Credit Agreement by the Company will not violate any provision of the General Corporation Law of the State of Delaware or the Company's Certificate of Incorporation or By-laws or any material agreement, indenture, note or other instrument evidencing any indebtedness for money borrowed to which the Company is a party or by which the Company or its assets is bound.

         The foregoing opinions are subject to the qualification that I am qualified to practice law in the State of Georgia and I do not purport to be an expert on, or to express any opinion herein concerning, any laws other than the laws of the State of Georgia, the General Corporation Laws of the State of Delaware and the federal laws of the United States.

         The opinions expressed herein are furnished to you in connection with the above matter, are for your sole benefit, and may not be relied upon by any other person without my prior written consent.

                                    Sincerely,

                                                                     EXHIBIT E-2

                    FORM OF OPINION OF DAVIS POLK & WARDWELL
                                  May 19, 2000



To the Banks, the Letter of Credit Bank
   and Agent Referred to Below
c/o Bayerische Hypo- undVereinsbank AG,
   New York Branch, as Agent
150 East 42nd Street, 30th Floor
New York, New York 10017

Ladies and Gentlemen:

         We have acted as counsel for Delta Air Lines, Inc., a Delaware corporation (the "Company"), in connection with the Credit Agreement dated as of May 19, 2000 (the "Credit Agreement"), among the Company, each of the financial institutions initially a signatory thereto, together with those assignees pursuant to Section 10.6 thereof (the "Banks"), and Bayerische Hypo- under Vereinsbank AG, New York Branch, as Letter of Credit Bank and Agent. This opinion is being rendered to you at the request of our client pursuant to clause
(b) of Section 3.1 of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Credit Agreement.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and of the Company and other instruments, and have conducted such other investigations of fact and law as we have deemed necessary for the purposes of rendering this opinion. For purposes of this opinion, we have assumed the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies, the capacity of all natural persons and the genuineness of all signatures.

         Based upon the foregoing, we are of the opinion that:

                  (i) The execution, delivery and performance by the Company of the Credit Agreement are within the Company's corporate powers and the Credit Agreement has been duly executed and delivered by the Company pursuant to due authorization.

                  (ii) The Credit Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         We express no opinion, however, as to the validity, priority or perfection of any security interest contemplated to be created pursuant to
Section 2.19, Section 5.6 or clause (iii) of the first sentence of Section 7.1 of the Credit Agreement.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. Insofar as the foregoing opinion involves matters governed by the laws of the State of Georgia, we have, with your consent, relied, without independent verification, on the opinion of Leslie P. Klemperer, Esq., Associate General Counsel of the Company, dated the date hereof and delivered to you.

         This opinion is rendered solely to you in connection with the above matter at the request of the Company. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.


                                    Very truly yours,

                                   SCHEDULE I

                                 FUNDED DEBT(1)

         1.       6.65-9.15% Notes with maturities ranging from 2000 to 2004

         2.       [INTENTIONALLY OMITTED]

         3.       8.50% Notes due March 15, 2002

         4.       8.125% Notes due July 1, 2039

         5.       7.7% Notes due December 15, 2005

         6.       7.9% Notes due December 15, 2009

         7.       8.3% Notes due December 15, 2029

         8. 8.10% Guaranteed Serial ESOP Notes, payable in installments between 2002 and 2009

         9.       10.125% Debentures due May 15, 2010

         10.      10.375% Debentures due February 1, 2011

         11.      9.00% Debentures due May 15, 2016

         12.      9.75% Debentures due May 15, 2021

         13.      9.25% Debentures due March 15, 2022

         14.      10.375% Debentures due December 15, 2022

         15. Development Authority of Fulton County Loan Agreement dated May 1, 1998

         16. Development Authority of Fulton County Loan Agreement dated September 1, 1992

         17. Development Authority of Clayton County Loan Agreement dated January 1, 1988

--------------
(1)        All of which is unsecured except Item 18(b).

         18.      Capital Leasees:

                  (a)      Forty-One B737-200 Aircraft Leases
                  (b) nine Western Aircraft Leases (4 B737-200; 3 B737-300 and 2 B727-200)

         19. Credit Agreement, dated as of May 2, 1997, among the Company, the several financial institutions which are parties hereto and Nationsbank, N.A. (South) as Agent Bank.

         20. Credit Agreement, dated as of March 22, 1999, among the Company, the several financial institutions party thereto, The Chase Manhattan Bank and Citibank, N.A.


                               SECURED OBLIGATIONS

         1. $96,500,000 The Port Authority of New York and New Jersey Special Project Bonds, Series 1R, Delta Air Lines, Inc. Project

         2. Nine Western Air Lines Capital Leases (4 B737-200; 3 B737-300 and 2 B727-200)

         3. SATO Guaranty (pledge of Company's government receivables to provide collateral for SATO credit agreement)

         4. $58,000,000 Various Credit Agreements by 27 EMB-120 Brasilias at Atlantic Southeast Airlines, Inc.

         5. $100,600,000 Various Credit Agreements by 10 CJRs and 8 Brasilias at Comair Airlines, Inc.

         6.       JFK Financing*

         7.       Boston Financing*

--------------

* As of the Effective Date of this Agreement, the Company is considering various means for financing proposed airport facilities projects at Boston Logan International Airport (BOS) and John F. Kennedy International Airport (JFK). Since the Company has not yet determined the structure for such financings, the intent of these provisions is to include such financings in the lists set forth in these schedules once such financings occur, if ever, and to the extent applicable to the structures ultimately selected by the Company.

                                   SCHEDULE II

                      SUBSIDIARIES OF DELTA AIR LINES, INC.

         Aero Assurance Ltd.

         ASA Holdings, Inc. (wholly-owned subsidiary of Delta Air Lines Holdings, Inc.)

         ASA Investments, Inc. (wholly-owned subsidiary of ASA Holdings, Inc.)

         Atlantic Southeast Airlines, Inc. (wholly-owned subsidiary of ASA Holdings, Inc.)

         CMD, Inc. (wholly-owned subsidiary of Comair Services, Inc.)

         Comair Acquisition Co., Inc. (wholly-owned subsidiary of Comair Holdings, Inc.)

         Comair Holdings, Inc. (wholly-owned subsidiary of Delta Air Lines Holdings, Inc.)

         Comair, Inc. (wholly-owned subsidiary of Comair Holdings, Inc.)

         Comair Investment Co., Inc. (wholly-owned subsidiary of Comair Holdings, Inc.)

         Comair Services, Inc. (wholly-owned subsidiary of Comair Holdings,
         Inc.)

         Comair Aviation Academy, Inc. (wholly-owned subsidiary of Comair Services, Inc.)

         Crown Rooms, Inc.

         Crown Rooms of Texas, Inc. (wholly-owned subsidiary of Crown Rooms,
         Inc.)

         CVG Aviation, Inc. (wholly-owned subsidiary of Comair Services, Inc.)

         DAL Aircraft Trading, Inc.

         DAL Foreign Sales, Inc.

         DAL Moscow, Inc. (wholly-owned subsidiary of Delta Air Lines Holdings, Inc.)

         DAL Receivables, LLC

         DASH Management, Inc.

         Delta Air Lines Holdings, Inc.

         Delta Air Lines, Inc. and Pan American World Airways, Inc.-Unterst, tzungskasse GMBH

         Delta Air Lines Global Services, Inc.

         Delta Air Lines Receivables Corporation

         Delta Benefits Management, Inc. (formerly known as Delta Air Lines Funding Corporation) (Class B Shares, representing 10% of the equity in DBMI, are owned by Aon Group, Inc.)

         Delta Capital Markets, Inc.

         Delta Connection, Inc.

         Delta Loyalty Management Services, Inc. (formerly known as Delta Tel, Inc.)

         Delta Technology, Inc.

         Delta Ventures III, Inc. (wholly-owned subsidiary of Delta Air Lines Holdings, Inc.)

         Epsilon Trading, Inc.

         Guardant, Inc.

         Jason Vermoegensverwaltungs GmbH (wholly-owned subsidiary of TransQuest Holding, Inc.)

         TransQuest Holding, Inc. (wholly-owned subsidiary of Delta Technology, Inc.)

         TransQuest UK Ltd. (wholly-owned subsidiary of TransQuest Holding,
         Inc.)

                                  SCHEDULE III

                              GUARANTY LIABILITIES

         $88,000,000 Regional Airports Improvement Corporation 6.35% Facilities Sublease Refunding Revenue Bonds, Issue of 1996, Delta Air Lines, Inc. (Los Angeles International Airport).

         SATO Guaranty (Company's allocable share of $25 million SATO revolving credit facility, used by SATO to advance payments to participating airlines on government receivables)

         JFK Financing*

         Boston Financing*


--------------
* As of the Effective Date of this Agreement, the Company is considering various means for financing proposed airport facilities projects at Boston Logan International Airport (BOS) and John F. Kennedy International Airport (JFK). Since the Company has not yet determined the structure for such financings, the intent of these provisions is to include such financings in the lists set forth in these schedules once such financings occur, if ever, and to the extent applicable to the structures ultimately selected by the Company.

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         The First Amendment to Credit Agreement (the "Amendment") dated as of August 29, 2001 among Delta Air Lines, Inc. (the "Company"), the Banks party hereto, and Bayerische Hypo-und Vereinsbank AG, New York Branch, as Letter of Credit Bank and Agent.


                              W I T N E S S E T H:

         WHEREAS, the Company, the Banks and Bayerische Hypo-und Vereinsbank AG, New York Branch, as Letter of Credit Bank and Agent, have heretofore executed and delivered a Credit Agreement dated as of May 19, 2000 (the "Agreement");

         WHEREAS, Moody's has required an increase of $5,731,052 in the Premium Component of the Letter of Credit;

         WHEREAS, the Company has requested that the Banks increase the Total Commitments of the Banks under the Agreement from $417,709,254 to $423,709,254 by increasing the Commitment of The Chase Manhattan Bank by $6,000,000; and

         WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Agreement shall be and hereby is amended as follows:

         1.       The definition "Total Commitments of the Banks" appearing in
Section 1.1 of the Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Total Commitments of the Banks" shall mean the
                  aggregate of each Bank's Commitment which on the date of the First Amendment hereto totals $423,709,254.

         2. Section 1.1 of the Agreement is hereby further amended by inserting in proper alphabetical order the following new defined term:

                           "First Amendment" shall mean the First Amendment to
                  Credit Agreement dated as of August 29, 2001 among Delta Air Lines, Inc., the Banks party thereto and Bayerische Hypo-und Vereinsbank AG, New York Branch, as Letter of Credit Bank and Agent.

         3. The Commitment of The Chase Manhattan Bank appearing on its signature page to the Agreement is hereby amended in its entirety and as so amended shall be: $23,000,000.

         4. The Company hereby requests that the Letter of Credit Bank amend the Letter of Credit to increase the Issued Amount to $423,709,254 (such increase to constitute an increase in the Premium Component referred to in the Letter of Credit from $95,007,598 to $101,007,598) by executing an amendment to the Letter of Credit in the form of Exhibit A hereto and deliver such amendment to the Trustee. The Letter of Credit Bank hereby agrees that, effective on and as of the date of effectiveness of this Amendment, the Letter of Credit shall be so amended.

         5. This Amendment shall become effective on the date the Agent shall have received counterparts hereof executed by the Company, Letter of Credit Bank and each Bank (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Agent in form satisfactory to it of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

         6.1. To induce the Agent, Letter of Credit Bank and the Banks to enter into this Amendment, the Company represents and warrants to the Agent, Letter of Credit Bank and the Banks that: (a) the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.5, 4.6, 4.9(a), 4.9(c), 4.10, 4.11, 4.13
and 4.14 of the Agreement, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Default or Event of Default exists;
(c) this Amendment has been duly authorized by all necessary corporate action and duly executed and delivered by the Company, and the Agreement, as amended by this Amendment, and each of the other Loan Documents are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency fraudulent conveyance, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and (d) no consent or approval, authorization, permit or license from any federal, state or other regulatory authority which has not been obtained is required for, and in the absence of which would materially adversely effect, the legal and valid execution and delivery or performance by the Company of this Amendment or the performance by the Company of the Agreement, as amended by this Amendment, or any other Loan Document to which it is a party.

         6.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         6.3. Except as specifically provided above, the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent, Letter of Credit Bank or any Bank under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver or modification of any provision of any of the other Loan Documents.

         6.4. All defined terms used herein and not defined herein shall have the same meaning herein as in the Agreement or the Letter of Credit (as defined in the Agreement).

         6.5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    DELTA AIR LINES, INC.



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------


                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                       New York Branch, in its individual
                                       capacity as a Bank and as Agent and
                                       Letter of Credit Bank



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    ABN AMRO BANK N.V.



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    BANK ONE, NA



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    BANQUE NATIONALE DE PARIS



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    CREDIT INDUSTRIEL ET COMMERCIAL



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    CREDIT LYONNAIS, New York Branch



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    THE MITSUBISHI TRUST & BANKING
                                      CORPORATION



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    THE SANWA BANK, LIMITED



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    THE TOKAI BANK LIMITED
                                    NEW YORK BRANCH



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    BANCA COMMERCIALE ITALIANA,
                                      New York Branch



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    THE GOVERNOR AND COMPANY OF THE BANK OF
                                    IRELAND



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    THE BANK OF TOKYO-MITSUBISHI, LTD. --
                                      New York Branch



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    THE CHASE MANHATTAN BANK



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    CITIBANK, N.A.



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    COMMERZBANK AG



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    LANDESBANK SACHSEN GIROZENTRALE



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    NORDDEUTSCHE LANDESBANK GIRZENTRALE,
                                      New York Branch and/or Cayman Islands
                                      Branch



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                      New York Branch



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    THE DAI ICHI KANGYO BANK, LIMITED



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------




                                    DEUTSCHE VERKEHRSBANK AG



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------



                                    By:
                                       -----------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A


                       FIRST AMENDMENT TO LETTER OF CREDIT

Wilmington Trust Company
   As Trustee
Rodney Square North
1100 N. Market Street
Wilmington, Delaware 19890

Attention: Corporate Trust Administration


         Re:      Delta Air Lines, Inc.

Ladies and Gentlemen:

         Reference is hereby made to that certain Irrevocable Letter of Credit No. SB103387 dated May 19, 2000 (the "Letter of Credit"), established by Bayerische Hypo-Und Vereinsbank AG, New York Branch, in your favor as beneficiary. We hereby notify you that the Letter of Credit is hereby amended as follows:

         1. The Stated Amount of the Letter of Credit (as defined in the first paragraph of the Letter of Credit) is hereby amended to be $423,709,254.

         2. The amount available for drawing under the Letter of Credit as the Premium Component (as defined in clause (iii) of the first paragraph of the Letter of Credit) is hereby amended to be $101,007,598.

         This Amendment is subject to the International Standby Practices 1998, published by the Institute of International Banking Law and Practice, Inc. (the "ISP 98"). This Amendment shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the ISP 98, be governed by and construed in accordance with the laws of such State.

         Except as specifically amended hereby, all the terms and conditions of the Letter of Credit shall remain unchanged and in full force and effect. No reference to this Amendment to Letter of Credit need be made in any document, and all references to the Letter of Credit in any document shall be deemed to be references to the Letter of Credit as amended hereby. This Amendment to Letter of Credit may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment to Letter of Credit as of the ________ day of August, 2001.

                                    BAYERISCHE HYPO-UND VEREINSBANK AG,
                                      New York Branch


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



Accepted and agreed to as of this _______ day of August, 2001.

                                    WILMINGTON TRUST COMPANY, as Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                     EXHIBIT 4.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 9, 2001 (this "Second Amendment"), is made by and among DELTA AIR LINES, INC., a Delaware corporation (the "Company") and the financial institutions parties hereto (the "Banks").

                                  WITNESSETH:

         WHEREAS, the Company, the Banks and Bayerische Hypo-und Veresinbank AG, New York Branch, as letter of credit bank and agent (the "Agent"), are parties to that certain Credit Agreement dated as of May 19, 2000 (as amended, the "Credit Agreement"), pursuant to which the Banks made certain financial accommodations available to the Company;

         WHEREAS, the Company has requested that the Banks amend the Credit Agreement in certain respects; and

         WHEREAS, the Banks are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

         Section 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment have the meanings provided in the Credit Agreement.

         Section 2. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the Effective Date, the Credit Agreement is hereby amended in accordance with this Section 2. Except as so amended, the Credit Agreement shall continue in full force and effect.

         (a) Section 1.1 of the Credit Agreement is amended by inserting in the proper alphabetical order the following new defined terms:

                  "AFFILIATE" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding fifteen percent (15%) or more of the capital stock in such Person.

                  "SECOND AMENDMENT" shall mean the Second Amendment to Credit Agreement dated as of November 9, 2001 among the Company and the Banks party thereto.

                  "SECOND AMENDMENT EFFECTIVE DATE" shall mean the "Effective Date" of the Second Amendment (as defined in the Second Amendment).

         (b) Section 5.6 of the Credit Agreement is amended to read in its entirety as follows:

                  Section 5.6. Security. In the event the Company secures by mortgage, pledge, encumbrance, lien or other charge (a) any debt other than as permitted by Section 6.1 hereof or (b) the debt under the Credit Agreement dated as of May 2, 1997, as heretofore amended (the "BANK OF AMERICA FACILITY"), among the Company, the financial institutions party thereto and Bank of America, N.A., as agent bank (or any syndicated revolving credit facility that replaces the Bank of America Facility), then the Company shall equally and ratably secure (together with any other indebtedness required to be so secured) the indebtedness incurred hereunder.

         (c)      Section 6.1 of the Credit Agreement is amended by:

                  (i) deleting "$3,000,000,000 (USD Three Billion)" in subclause (i)(a) thereof and substituting in lieu thereof "$5,350,000,000 (USD Five Billion, Three Hundred Fifty Million) plus the aggregate amount (not to exceed $150,000,000 (USD One Hundred Fifty Million)) of any Class D enhanced equipment trust certificates issued by the Company after the Second Amendment Effective Date that are secured by only those aircraft that also secure other classes of enhanced equipment trust certificates"; and

                  (ii) inserting at the end of subclause (i)(b) thereof "and marked thereon with an asterisk".

         (d)      Section 6.2 of the Credit Agreement is amended by:

                  (i) inserting the following at the end of clause (a) thereof: ", provided that any calculation of "Current Debt" under this clause (a) shall not include up to $625,000,000 of secured debt obligations of the Company or any Subsidiary incurred and outstanding after the date hereof that would otherwise constitute "Current Debt""; and

                  (ii) deleting "150%" in clause (c) thereof and substituting in lieu thereof "175%".

         (e) Clause (b) of Section 10.6(a) of the Credit Agreement is amended to read in its entirety as follows: "(b) (i) the assigning Bank has provided the Company with prior written notice of the proposed assignment and
(ii) the assigning Bank has received the prior written approval of the Agent, the Letter of Credit Bank and (except in the case of an assignment to (x) a Bank or (y) an

Affiliate of the assigning Bank) the Company to the proposed assignment (which consents of the Agent and the Company shall not be unreasonably withheld);"

         Section 3. Representations And Warranties. The Company hereby represents and warrants that each of the representations and warranties of the Company contained in the Credit Agreement are true and accurate in all material respects as of the date hereof except for (i) any representations and warranties that expressly relate solely to an earlier date, which representations and warranties were true and accurate in all material respects on and as of such earlier date, (ii) the representations and warranties contained in Sections 4.7 of the Credit Agreement, which representations and warranties were true and accurate in all material respects on and as of May 19, 2000, and (iii) (x) the changes in the business, financial condition or results of operation of the Company and its Subsidiaries that have resulted directly or indirectly from the terrorist attacks that occurred on September 11, 2001 and related matters and (y) changes disclosed by the Company in a report on Form 10-K, 10-Q or 8-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, prior to the date of this Second Amendment in each case insofar as such changes affect the representation and warranty contained in the last sentence of Section 4.4 of the Credit Agreement. The Company further represents and warrants to the Agent, the Letter of Credit Bank and each of the Banks that (i) it has the requisite corporate power and authority to execute, deliver and perform this Second Amendment, (ii) this Second Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and (iii) the execution, delivery and performance by the Company of this Second Amendment
(A) have been duly authorized by all necessary corporate action and do not require any consent or approval, authorization, permit or license from any federal, state or other regulatory authority which has not been obtained, or violate any law, regulation, order, judgement, decree or determination having applicability to the Company or its organizational documents, or result in a breach of, or constitute a default under any existing indenture or credit agreement or any other agreement or instrument to which the Company is a party or by which its properties may be bound or affected, except where the failure to have such consent or approval or such violation, breach of default could not reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, and (B) will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company or of any agreement or instrument to which the Company is now a party, which breach would have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

         Section 4. Amendment Of Schedule I. Schedule I of the Credit Agreement, describing the "Funded Debt" and "Secured Obligations" of the Company, is amended in its entirety to conform to Schedule I attached to this Second Amendment. The Company represents and warrants to the Agent, the

Letter of Credit Bank and each of the Banks that the Company does not have outstanding any Funded Debt except as set forth on Schedule I to this Second Amendment, and there exists no default under the provisions of any instrument evidencing such indebtedness or agreement relating thereto.

         Section 5. Effective Date. This Second Amendment shall be and become effective on the date (the "Effective Date") on or prior to November 30, 2001 upon which (i) all of the conditions set forth in this Section 5 shall have been satisfied and (ii) the Majority Banks and the Company shall have duly executed counterparts of this Second Amendment and provided original copies thereof to the Agent.

         (a) Closing Certificate. The Agent shall have received an Officer's Certificate, in form reasonably satisfactory to the Agent, certifying that (i) before and after giving effect to this Second Amendment, no Default or Event of Default exists or will be in existence and (ii) the representations and warranties of the Company contained in this Second Amendment are true and accurate in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date.

         (b) Amendments to Other Facilities. (i) The Company shall have entered into amendments effecting changes substantially similar to those effected in Section 2 hereof with respect to the comparable provisions of (A) the Credit Agreement dated as of May 2, 1997, as heretofore amended, among the Company, the financial institutions party thereto and Bank of America, N.A., as agent bank (such amendment, (the "BANK OF AMERICA AMENDMENT"), and (B) the Reimbursement Agreement dated as of May 1, 2000 among the Company, the financial institutions parties thereto and Commerzbank AG, New York Branch, as agent and letter of credit fronting bank; (ii) the Bank of America Amendment shall have become effective; and (iii) the Company shall have terminated the commitments under (and repaid in full, together with any accrued interest, all loans under) the Credit Agreement dated as of April 6, 2001 among the Company, the banks parties thereto and Citicorp North America, Inc., as Administrative Agent.

         (c) Legal Opinion. The Company shall have delivered to the Agent a legal opinion of counsel to the Company, in form and content reasonably satisfactory to the Agent, opining that this Second Amendment has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         (d) Business Plan. The Company shall have provided to the Agent and the Banks its updated business plan, including pro forma financial statements and projections, for the fourth quarter of fiscal year 2001 and fiscal year

2002, including without limitation projected balance sheet, income statements and statement of cash flow for the fourth quarter of fiscal year 2001 and fiscal year 2002 on a quarterly basis, such materials being in substantially the same form and content as the business plan and cash flow projections most recently presented by the officers of the Company to the Board of Directors of the Company, or any subcommittee thereof.

         (e) Amendment Fee. The Agent shall have received from the Company, for the account of each Bank (a "Consenting Bank") that has evidenced its agreement hereto as provided in clause (ii) of Section 5 by 5:00 p.m. (Atlanta, Georgia time) on the later of (i) November 9, 2001 and (ii) the date on which the Agent issues a notice to the Banks stating that the condition set forth in clause (ii) of Section 5 has been satisfied, an amendment fee in the amount equal to 15 basis points (0.15%) on the aggregate amount of such Consenting Bank's Commitment.

         (f) Termination Date. Notwithstanding the terms of this Section 5, in the event that the Company shall fail to comply with each of the conditions to effectiveness set forth in this Section 5 on or before November 30, 2001, this Second Amendment shall not become effective and each of the signatures submitted by the Banks to the Agent shall be released.

         Section 6.        Miscellaneous.

         (a) References to Credit Agreement. Each reference to the Credit Agreement in the Credit Agreement or any of the other instruments, agreements, certificates or other documents executed in connection therewith (collectively, the "Loan Documents"), shall be deemed to be a reference to the Credit Agreement, as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with Section
10.4 thereof.

         (b) Expenses of Agent. The Company agrees to pay, on demand, all reasonable fees, costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

         (c) Benefits. This Second Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         (d) Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

         (e) Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement shall remain in full force and effect without amendment or modification, express or implied. The entering into this Second Amendment by the Banks shall not be construed or interpreted as an agreement by the Banks to enter into any future amendment or modification of the Credit Agreement or any of the other Loan Documents.

         (f) Counterparts; Telecopied Signatures. This Second Amendment may be executed in any number of counterparts and by different parties to this Second Amendment on separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Any signature delivered or transmitted by a party by facsimile transmission shall be deemed to be an original signature hereto.

         (g) Further Assurances. The Company agrees to take such further actions as the Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         (h) Section Titles. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         (i) Release of Claims. To induce the Banks to enter into this Second Amendment, the Company hereby releases, acquits and forever discharges the Banks, and all officers, directors, agents, employees, successors and assigns of the Banks, from any and all liabilities, claims, demands, actions or causes of actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the Company now has or ever had against such Persons arising under or in connection with, directly or indirectly, any of the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed under duly authorized officers as of the date above written.


                           DELTA AIR LINES, INC.


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           BAYERISCHE HYPO-UND VEREINSBANK AG, New York
                                Branch



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           ABN AMRO BANK N.V.



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           BANK ONE, NA



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           BNP PARIBAS (formerly BANQUE NATIONALE DE PARIS



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           CREDIT INDUSTRIEL ET COMMERCIAL



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           CREDIT LYONNAIS, New York Branch



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           THE INDUSTRIAL BANK OF JAPAN, LIMITED



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           THE MITSUBISHI TRUST & BANKING CORPORATION



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           THE SANWA BANK, LIMITED



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           THE TOKAI BANK LIMITED, New York Branch



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           INTESA Bci, New York Branch



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           THE BANK OF TOKYO-MITSUBISHI, LTD.



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           THE CHASE MANHATTAN BANK



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           CITIBANK, N.A.



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           COMMERZBANK AG



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           LANDESBANK SACHSEN GIROZENTRALE



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           NORDDEUTSCHE LANDESBANK GIRZENTRALE, New York
                                Branch and/or Cayman Islands Branch



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           WESTDEUTSCHE LANDESBANK GIROZENTRALE, New York
                                Branch



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           THE DAI ICHI KANGYO BANK, LIMITED



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           DEUTSCHE VERKEHRSBANK AG



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------



                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                                                                 SCHEDULE I
                                                            TO SECOND AMENDMENT
                                                            TO CREDIT AGREEMENT


                      FUNDED DEBT AND SECURED OBLIGATIONS


A.       FUNDED DEBT (1)

         1.       6.65-9.15% Notes with maturities ranging from 2002 to 2004.

         2.       8.50% Notes due March 15, 2002.

         3.       8.125% Notes due July 1, 2039.

         4.       7.70% Notes due December 15, 2005.

         5.       7.90% Notes due December 15, 2009.

         6.       8.30% Notes due December 15, 2029.

         7. 8.10% Guaranteed Serial ESOP Notes, payable in installments between 2002 and 2009.

         8. 7.379% Equipment Notes (Series A-1, 2000-1) due in installments between 2001 and 2010.

         9.       7.570% Equipment Notes (Series A-2, 2000-1) due November 18,
                  2010.

         10.      7.920% Equipment Notes (Series B, 2000-1) due November 18,
                  2010.

         11.      7.779% Equipment Notes (Series C, 2000-1) due November 18,
                  2005.

         12.      10.125% Debentures due May 15, 2010.

         13.      10.375% Debentures due February 1, 2011.

         14.      9.00% Debentures due May 15, 2016.

         15.      9.75% Debentures due May 15, 2021.

         16.      9.25% Debentures due March 15, 2022.

         17.      10.375% Debentures due December 15, 2022.

---------
(1)      All of which is unsecured except for Items 8-11 and 27-31.

         18. Development Authority of Fulton County Loan Agreement dated May 1, 1998.

         19. Development Authority of Fulton County Loan Agreement dated September 1, 1992.

         20. Development Authority of Clayton County Loan Agreement dated May 1, 2000 (Series A, B, C).

         21.      Capital Leases:

                  (a)      Forty-One B737-200 Aircraft Leases
                  (b) Nine Western Aircraft Leases (4 B737-200; 3 B737-300 and 2 B727-200)

         22. Credit Agreement, dated as of May 2, 1997, among the Company, the several financial institutions which are parties thereto and Bank of America N.A. (formerly Nationsbank, N.A. (South)), as Agent Bank.

         23. Reimbursement Agreement, dated as of May 1, 2000 among the Company, the several financial institutions which are parties thereto and Commerzbank, AG, New York Branch, as Agent and Front Bank.

         24. Credit Agreement, dated as of May 19, 2000 among the Company, the several financial institutions which are parties thereto and Bayerische Hypo-und Vereinsbank AG, New York Branch, as Agent and Letter of Credit Bank.

         25. 5.0%-5.5% Massachusetts Port Authority Special Facilities Revenue Bonds (Delta Air Lines, Inc. Project), Series 2001A (Fixed Rate Securities).

         26. Massachusetts Port Authority Special Facilities Revenue Bonds (Delta Air Lines, Inc. Project), Series 2001B and 2001C (Auction Rate Securities).

         27. 6.619% Equipment Notes (Series A-1, 2001-1) due in installments between 2002 and 2011.

         28.      7.111% Equipment Notes (Series A-2, 2001-1) due September 18,
                  2011.

         29.      7.711% Equipment Notes (Series B, 2001-1) due September 18,
                  2011.

         30.      7.299% Equipment Notes (Series C, 2001-1) due September 18,
                  2006.

         31. 6.95% Equipment Notes (Series D, 2001-1) due September 18, 2006 (100% beneficial interest owned by Aero Assurance Ltd., a subsidiary of Delta).

B.       SECURED OBLIGATIONS

         *1. $96,500,000 The Port Authority of New York and New Jersey Special Projects Bonds, Series 1R (Delta Air Lines, Inc. Project).

         *2. Nine Western Air Lines Capital Leases (4 B737-200; 3 B737-300 and 2 B727-200).

         *3. SATO Guaranty (pledge of Company's government receivables to provide collateral for SATO credit agreement).

         *4. $122,600,000 Various Credit Agreements by 11 EMB-120 Brasilias, 7 CRJs and 4 ATRs at Atlantic Southeast Airlines, Inc.

         *5. $149,100,000 Various Credit Agreements by 15 CRJs at Comair Airlines, Inc.

          6. 7.379% Equipment Notes (Series A-1, 2000-1) due in installments between 2001 and 2010.

          7.      7.570% Equipment Notes (Series A-2, 2000-1) due November 18,
                  2010.

          8.      7.920% Equipment Notes (Series B, 2000-1) due November 18,
                  2010.

          9.      7.779% Equipment Notes (Series C, 2000-1) due November 18,
                  2005.

         10. 6.619% Equipment Notes (Series A-1, 2001-1) due in installments between 2002 and 2011.

         11.      7.111% Equipment Notes (Series A-2, 2001-1) due September 18,
                  2011.

         12.      7.711% Equipment Notes (Series B, 2001-1) due September 18,
                  2011.

         13.      7.299% Equipment Notes (Series C, 2001-1) due September 18,
                  2006.

         14. 6.95% Equipment Notes (Series D, 2001-1) due September 18, 2006 (100% beneficial interest owned by Aero Assurance Ltd., a subsidiary of Delta).

        *15. JFK Financing. (As of the date of this Second Amendment to Credit Agreement, the Company is considering various means for financing a proposed airport facilities project at John
                  F. Kennedy International Airport (JFK). Since the Company has not yet determined the structure for such financing, the intent of this provision is to include such financing in the lists set forth on these schedules once such financing occurs, if ever, and to the extent applicable to the structure ultimately selected by the Company.


                                       3